UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22714

Eaton Vance Series Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

July 31

Date of Fiscal Year End

July 31, 2021

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Emerging Markets Debt Opportunities Fund

Annual Report

July 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser is registered with the CFTC as a commodity pool operator with respect to its management of the Fund. As the commodity pool operator of the Fund, the adviser has claimed relief under the Commodity Exchange Act from certain reporting and recordkeeping requirements. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report July 31, 2021

Eaton Vance

Emerging Markets Debt Opportunities Fund

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the one-year period ended July 31, 2021, emerging markets (EM) debt delivered solid performance compared with other debt asset classes, with the J.P. Morgan EMB (JEMB) Hard Currency/Local Currency 50-50 Index (the Index) returning 4.17%. By comparison, the Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. fixed income performance, returned –0.70% for the same period. For EM debt, however, most of the positive performance during the period occurred in 2020, and the asset class stumbled in the new year — in large part due to the negative effect of rising interest rates around the world.

As the period began on August 1, 2020, equity and credit markets were in the midst of a global market rally that had begun in April 2020, after the pandemic-induced market rout in March. For EM debt, a key rally driver was emergency rate cuts by the U.S. Federal Reserve (the Fed) and other developed market central banks, which in many cases brought yields to near zero — making higher-yielding EM debt more attractive by comparison and increasing investor flows into EM debt funds.

A weakening U.S. dollar versus many EM currencies also supported the rally — directly by strengthening many EM currencies, and less directly by easing global financial conditions and making U.S. dollar-denominated EM debt less expensive for EM issuers to repay. Initiatives by the World Bank and the International Monetary Fund supported EM debt as well, as did a general resumption of global trade and a rally in the commodity prices that are crucial to many EM economies. Taken together, these factors also helped re-open the market for EM debt issuance and provide the much-needed ability to refinance maturing bonds.

While the EM debt rally stalled in September and early October 2020, as a second wave of COVID infections dragged on the global economy, the rally resumed in November. The announcement early that month that two COVID-19 vaccine candidates had proven more than 90% effective in late-stage trials — and the initial distribution of those vaccines in December — boosted investor optimism and was a tailwind for global markets. In addition, Joe Biden’s victory in the U.S. presidential election eased the political uncertainties that had dogged investment markets through much of the fall.

In the new year, however, EM debt began to stumble. The primary headwind was rising interest rates in the U.S., which created broad market uncertainty and also made EM debt less attractive by comparison. From mid-February through late March in particular, U.S. Treasury yields rose in fits and starts as investors began to worry about the negative effects of rising inflation. EM debt delivered negative performance each month in the first calendar quarter of 2021.

EM debt regained its footing and delivered strong returns in April, May and early June, as the volatility in Treasury yields settled down. But EM debt retreated again after the Fed adopted a more hawkish stance at its mid-June meeting than markets had expected — raising the specter of a sooner-than-projected tapering of asset purchases that had supported the economy and the potential for an increase in the Fed’s benchmark federal funds rate. In the closing month of the period, the rise of the Delta variant of COVID-19 and its potential negative consequences for the global economy became another drag on EM debt markets, and the Index finished the first seven months of 2021 with a year-to-date performance of -1.58%.

Fund Performance

For the 12-month period ended July 31, 2021, Eaton Vance Emerging Markets Debt Opportunities Fund (the Fund) returned 9.90% for Class A shares at net asset value (NAV), outperforming the 4.17% return of its blended benchmark, the Index.

On a regional basis, Fund holdings in all five major emerging markets regions — Africa, Asia, Eastern Europe, Latin America and the Middle East — contributed to Fund performance versus the Index, with the largest contributions coming from asset positions in Eastern Europe, Latin America, and Africa. In Eastern Europe, the Fund’s overweight allocation, relative to the Index, to Euro-denominated Romanian sovereign debt helped relative results, as the emerging market debt asset class in general rebounded during the period from COVID-induced lows. In addition, investors reacted favorably to Romania’s election in December 2020 of a new government that appeared intent on putting the country on an improved fiscal trajectory.

In Latin America, the Fund added a position in Argentinian sovereign debt at attractive pricing after the bonds defaulted during the period. Those bonds subsequently rose in price and contributed to relative Fund performance.

In Africa, the Fund’s out-of-Index position in local currency Egyptian treasury bills and bonds also helped performance relative to the Index. The position benefited from high interest rates; Egypt’s positive GDP growth in 2020 despite the pandemic; and the Egyptian central bank’s monetary policy, which kept its currency relatively stable versus the U.S. dollar.

In addition, the Fund’s use of derivatives helped relative performance versus the Index. By design, the Fund uses U.S. Treasury futures to manage its U.S. Treasury duration exposure to near-zero, so Fund investors have exposure to emerging market debt that is minimally effected by changes in Treasury rates. During a period when Treasury rates rose and prices declined, this strategy helped performance versus the Index, which has approximately three years of Treasury duration exposure. The Fund’s use of foreign exchange forwards and limited credit default swaps aided relative performance as well. However, the Fund’s employment of interest rate swaps to gain exposure to interest rates in some emerging market countries detracted from relative performance, as rates rose in many countries during the period, not just in the U.S. Nonetheless, as a whole, the Fund’s use of derivatives was a net positive for relative results during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Management’s Discussion of Fund Performance1 — continued

In contrast, Fund positions in South Africa, Colombia, and Mexico detracted from performance versus the Index. An underweight position in local currency South African debt, which constituted a significant weighting in the Index, detracted from relative results. Despite the country’s economic challenges and high debt loads, South African debt was buoyed during the period by the overall emerging markets rally and by rising commodity prices for metals, a major source of export income for the country.

The Fund’s overweight exposure to rising interest rates in Colombia also hurt relative performance. The defeat of legislation intended to broaden Colombia’s tax base and increase tax collection disappointed investors as well, and the Fund sold its Colombian interest-rate exposure during the period.

As the Mexican peso strengthened in value against the U.S. dollar during the period, the Fund’s underweight exposure to the peso, and selling that exposure during the period, also detracted from Fund performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Performance2,3

Portfolio Managers John R. Baur, Michael A. Cirami, CFA and Akbar A. Causer

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception

Class A at NAV	09/03/2015	02/04/2013	9.90%	6.78%	4.29%
Class A with 4.75% Maximum Sales Charge	—	—	4.70	5.75	3.69
Class I at NAV	09/03/2015	02/04/2013	10.05	7.05	4.50
Class R6 at NAV	02/04/2013	02/04/2013	10.23	7.12	4.51

J.P. Morgan EMB (JEMB) Hard Currency/Local Currency 50-50 Index	—	—	4.17%	4.10%	2.23%

% Total Annual Operating Expense Ratios[4]			Class A	Class I	Class R6

Gross			1.28%	1.03%	0.98%
Net			1.15	0.90	0.85

Growth of $10,0003

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class I	$250,000	02/04/2013	$363,266	N.A.
Class R6	$1,000,000	02/04/2013	$1,453,878	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Fund Profile

Asset Allocation (% of net assets)5

Foreign Currency Exposures (% of net assets)6

Egypt	10.6%

Hungary	6.1

Ukraine	4.8

Russia	4.6

Indonesia	4.6

Uzbekistan	2.7

Malaysia	2.5

Uruguay	2.4

Uganda	2.0

Poland	2.0

Georgia	1.4

Other	1.6	*

Euro	–8.5

Total Long	45.3

Total Short	–8.5

Total Net	36.8

*	Includes amounts each less than 1.0% or –1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

J.P. Morgan EMB (JEMB) Hard Currency/Local Currency 50-50 Index is a blended index comprised of 25% J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified, 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified, and 50% J.P. Morgan Government Bond Index: Emerging Markets Global Diversified (JPM GBI-EM GD) (Unhedged). J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified is a market-cap weighted index that measures USD-denominated Brady Bonds, Eurobonds, and traded loans issued by sovereign entities. J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified is an unmanaged index of USD-denominated emerging market corporate bonds. J.P. Morgan Government Bond Index: Emerging Markets Global Diversified (JPM GBI-EM GD) (Unhedged) is an unmanaged index of local-currency bonds with maturities of more than one year issued by emerging markets governments. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2021, J.P. Morgan Chase & Co. All rights reserved. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at net asset value (NAV) do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class A and Class I is linked to Class R6. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 11/30/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[6]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

Additional Information

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Important Notice to Shareholders

Effective September 8, 2021, the portfolio managers of the Fund are John R. Baur, Akbar A. Causer and Brian Shaw.

6

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 – July 31, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (2/1/21)	Ending Account Value (7/31/21)	Expenses Paid During Period* (2/1/21 – 7/31/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,005.00	$5.47	1.10%
Class I	$1,000.00	$1,006.40	$4.23	0.85%
Class R6	$1,000.00	$1,007.70	$3.93	0.79%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$5.51	1.10%
Class I	$1,000.00	$1,020.60	$4.26	0.85%
Class R6	$1,000.00	$1,020.90	$3.96	0.79%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2021.

7

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Portfolio of Investments

Convertible Bonds — 1.5%
Security		Principal Amount (000’s omitted)	Value

Bermuda — 1.5%

Liberty Latin America, Ltd., 2.00%, 7/15/24	USD	17,706	$17,817,548

Total Bermuda			$17,817,548

Total Convertible Bonds (identified cost $16,324,887)			$17,817,548

Foreign Corporate Bonds — 20.8%
Security		Principal Amount (000’s omitted)	Value

Argentina — 1.9%

Generacion Mediterranea S.A./Central Termica Roca S.A., 15.00%, 5/5/23(1)(2)	USD	1,163	$885,983

IRSA Propiedades Comerciales S.A., 8.75%, 3/23/23(3)	USD	5,591	5,301,442

Telecom Argentina S.A., 8.50%, 8/6/25(3)	USD	3,876	3,851,853

Transportadora de Gas del Sur S.A., 6.75%, 5/2/25(3)	USD	3,977	3,753,373

YPF S.A.:

4.00% to 1/1/23, 2/12/26(1)(4)	USD	6,908	5,853,022

4.00% to 1/1/23, 2/12/26(3)(4)	USD	2,318	1,964,241

Total Argentina			$21,609,914

Armenia — 1.1%

Ardshinbank CJSC Via Dilijan Finance BV, 6.50%, 1/28/25(3)	USD	13,150	$13,101,016

Total Armenia			$13,101,016

Belarus — 0.5%

Eurotorg, LLC Via Bonitron DAC, 9.00%, 10/22/25(3)	USD	5,086	$5,416,997

Total Belarus			$5,416,997

Brazil — 3.2%

Braskem Netherlands Finance BV, 5.875%, 1/31/50(3)	USD	6,870	$7,707,281

Guara Norte S.a.r.l., 5.198%, 6/15/34(3)	USD	2,384	2,457,922

MC Brazil Downstream Trading S.a.r.l., 7.25%, 6/30/31(1)	USD	5,326	5,537,442

MV24 Capital BV, 6.748%, 6/1/34(3)	USD	747	811,118

Odebrecht Offshore Drilling Finance, Ltd.:

6.72%, 12/1/22(1)	USD	379	372,300

6.72%, 12/1/22(3)	USD	5,665	5,566,068

Security		Principal Amount (000’s omitted)	Value

Brazil (continued)

Oi Movel S.A., 8.75%, 7/30/26(3)	USD	1,404	$1,453,140

Petrobras Global Finance BV, 6.90%, 3/19/49	USD	6,010	7,053,637

Vale S.A., 2.762%(5)(6)	BRL	55,335	6,923,080

Total Brazil			$37,881,988

Bulgaria — 0.5%

Eurohold Bulgaria AD, 6.50%, 12/7/22(3)	EUR	4,634	$5,335,155

Total Bulgaria			$5,335,155

China — 0.6%

Times China Holdings, Ltd., 5.55%, 6/4/24(3)	USD	7,440	$7,094,995

Total China			$7,094,995

Colombia — 0.4%

Gran Tierra Energy International Holdings, Ltd.:

6.25%, 2/15/25(1)	USD	632	$560,107

6.25%, 2/15/25(3)	USD	2,282	2,022,411

7.75%, 5/23/27(3)	USD	2,161	1,913,879

Total Colombia			$4,496,397

El Salvador — 0.4%

AES El Salvador Trust II, 6.75%, 3/28/23(3)	USD	5,436	$5,225,681

Total El Salvador			$5,225,681

Georgia — 0.4%

Georgia Capital JSC:

6.125%, 3/9/24(1)	USD	324	$329,670

6.125%, 3/9/24(3)	USD	3,782	3,848,185

Silknet JSC, 11.00%, 4/2/24(3)	USD	508	557,799

Total Georgia			$4,735,654

Honduras — 0.6%

Inversiones Atlantida S.A., 7.50%, 5/19/26(3)	USD	6,190	$6,453,075

Total Honduras			$6,453,075

Indonesia — 0.5%

Alam Sutera Realty Tbk PT:

6.00%, (6.00% cash or 6.25% PIK), 5/2/24(7)	USD	962	$779,220

6.25%, (6.25% cash or 6.50% PIK), 11/2/25(3)(7)	USD	7,471	5,453,830

Total Indonesia			$6,233,050

8	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Mauritius — 0.1%

Network i2i, Ltd., 3.975% to 3/3/26 (3)(5)(8)	USD	895	$889,053

Total Mauritius			$889,053

Mexico — 2.4%

Alpha Holding S.A. de CV:

9.00%, 2/10/25(3)(9)	USD	9,319	$1,094,983

10.00%, 12/19/22(3)(9)	USD	5,835	620,027

Braskem Idesa SAPI, 7.45%, 11/15/29(3)	USD	11,342	11,755,076

Grupo Kaltex S.A. de CV, 8.875%, 4/11/22(3)	USD	7,809	7,050,004

Petroleos Mexicanos:

6.75%, 9/21/47	USD	8,735	7,820,795

7.19%, 9/12/24(1)	MXN	1,420	68,215

7.65%, 11/24/21	MXN	420	21,095

Total Mexico			$28,430,195

Moldova — 0.7%

Aragvi Finance International DAC, 8.45%, 4/29/26(3)	USD	7,791	$8,120,092

Total Moldova			$8,120,092

Nigeria — 0.4%

SEPLAT Petroleum Development Co. PLC, 7.75%, 4/1/26(3)	USD	4,756	$4,956,608

Total Nigeria			$4,956,608

Paraguay — 0.7%

Frigorifico Concepcion S.A., 7.70%, 7/21/28(1)	USD	7,960	$8,294,519

Total Paraguay			$8,294,519

Peru — 1.1%

PetroTal Corp., 12.00%, 2/16/24(1)(3)	USD	5,650	$5,904,250

Telefonica del Peru SAA, 7.375%, 4/10/27(3)	PEN	29,500	6,978,643

Total Peru			$12,882,893

Russia — 0.3%

Hacienda Investments, Ltd. Via DME Airport DAC, 5.35%, 2/8/28(3)	USD	3,242	$3,405,834

Total Russia			$3,405,834

Saint Lucia — 0.4%

Digicel International Finance, Ltd./Digicel Holdings Bermuda, Ltd., 8.75%, 5/25/24(3)	USD	4,548	$4,742,291

Total Saint Lucia			$4,742,291

Security		Principal Amount (000’s omitted)	Value

Singapore — 0.4%

TBLA International Pte Ltd., 7.00%, 1/24/23(3)	USD	5,094	$4,789,633

Total Singapore			$4,789,633

South Africa — 0.8%

Petra Diamonds US Treasury PLC, 10.50%, 3/8/26(3)	USD	9,716	$9,849,491

Total South Africa			$9,849,491

Turkey — 1.4%

Limak Iskenderun Uluslararasi Liman Isletmeciligi AS, 9.50%, 7/10/36(3)	USD	8,605	$9,058,940

Ulker Biskuvi Sanayi AS, 6.95%, 10/30/25(3)	USD	6,725	7,293,874

Total Turkey			$16,352,814

Ukraine — 0.8%

Metinvest BV:

5.625%, 6/17/25(3)	EUR	5,254	$6,590,927

8.50%, 4/23/26(3)	USD	2,094	2,378,662

Total Ukraine			$8,969,589

United Arab Emirates — 0.3%

Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24(3)	USD	2,933	$3,017,206

Total United Arab Emirates			$3,017,206

Uzbekistan — 0.9%

Ipoteka-Bank ATIB, 16.00%, 4/16/24(3)	UZS	99,910,000	$9,379,726

Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV (FMO), 15.00%, 12/8/22(3)	UZS	15,000,000	1,403,894

Total Uzbekistan			$10,783,620

Total Foreign Corporate Bonds (identified cost $238,387,115)			$243,067,760

Loan Participation Notes — 1.6%
Security		Principal Amount (000’s omitted)	Value

Uzbekistan — 1.6%

Daryo Finance BV (borrower - Uzbek Industrial and Construction Bank ATB), 18.75%, 6/15/23(2)(3)(10)	UZS	93,585,000	$9,045,370

9	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Uzbekistan (continued)

Europe Asia Investment Finance BV (borrower - Joint Stock Commercial Bank “Asaka”), 18.70%, 7/26/23(2)(3)(10)	UZS	99,513,000	$9,560,548

Total Uzbekistan			$18,605,918

Total Loan Participation Notes (identified cost $19,163,982)			$18,605,918

Senior Floating-Rate Loans — 0.7%(11)
Borrower/Description		Principal Amount (000’s omitted)	Value

Dominican Republic — 0.7%

Ingenieria Estrella, S.A., and Dominicana Cooperatief U.A., Term Loan, 5.172%, (6 mo. USD LIBOR + 5.00%), 11/29/24		$8,000	$7,808,233

Total Dominican Republic			$7,808,233

Total Senior Floating-Rate Loans (identified cost $7,695,920)			$7,808,233

Sovereign Government Bonds — 45.0%
Security		Principal Amount (000’s omitted)	Value

Argentina — 0.6%

Provincia de Buenos Aires/Government Bonds:

4.00%, 5/15/35(3)(9)	USD	393	$159,609

6.50%, 2/15/23(3)(9)	USD	1,544	744,995

7.875%, 6/15/27(3)(9)	USD	3,465	1,680,525

9.00%, 6/9/21(3)(9)	USD	1,717	860,646

9.125%, 3/16/24(3)(9)	USD	1,500	735,000

9.625%, 4/18/28(3)(9)	USD	161	80,903

Republic of Argentina, 2.50% to 7/9/22, 7/9/41(4)	USD	8,454	3,174,831

Total Argentina			$7,436,509

Bahrain — 1.4%

Kingdom of Bahrain:

5.45%, 9/16/32(3)	USD	598	$587,096

6.00%, 9/19/44(3)	USD	2,484	2,334,289

6.25%, 1/25/51(3)	USD	9,787	9,199,046

7.50%, 9/20/47(3)	USD	4,424	4,705,888

Total Bahrain			$16,826,319

Security		Principal Amount (000’s omitted)	Value

Barbados — 0.5%

Government of Barbados:

6.50%, 10/1/29(1)	USD	2,173	$2,194,427

6.50%, 10/1/29(3)	USD	3,093	3,124,233

Total Barbados			$5,318,660

Belarus — 0.2%

Republic of Belarus:

5.875%, 2/24/26(3)	USD	1,410	$1,316,595

6.875%, 2/28/23(3)	USD	1,000	1,006,080

Total Belarus			$2,322,675

Benin — 1.8%

Benin Government International Bond:

4.95%, 1/22/35(3)	EUR	1,700	$1,960,001

6.875%, 1/19/52(3)	EUR	15,280	18,688,864

Total Benin			$20,648,865

Bosnia and Herzegovina — 0.0%(12)

Republic of Srpska:

1.50%, 10/30/23	BAM	146	$88,687

1.50%, 6/9/25	BAM	39	23,629

1.50%, 9/25/26	BAM	253	153,658

Total Bosnia and Herzegovina			$265,974

Croatia — 1.0%

Croatia Government International Bond, 1.75%, 3/4/41(3)	EUR	9,434	$11,617,245

Total Croatia			$11,617,245

Ecuador — 0.5%

Republic of Ecuador:

0.50% to 7/31/22, 7/31/40(3)(4)	USD	1,640	$852,993

0.50% to 7/31/22, 7/31/40(3)(4)	USD	800	416,071

0.50% to 7/31/22, 7/31/40(3)(4)	USD	182	94,777

0.50% to 7/31/22, 7/31/40(3)(4)	USD	2,265	1,177,605

0.50% to 7/31/22, 7/31/40(3)(4)	USD	1,538	799,918

0.50% to 7/31/22, 7/31/40(3)(4)	USD	410	213,248

0.50% to 7/31/22, 7/31/40(3)(4)	USD	3,451	1,794,603

Total Ecuador			$5,349,215

10	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Egypt — 8.6%

Arab Republic of Egypt:

5.875%, 2/16/31(3)	USD	8,721	$8,417,945

7.50%, 2/16/61(3)	USD	11,011	10,282,953

Egypt Government Bond:

14.06%, 1/12/26	EGP	195,789	12,350,711

14.483%, 4/6/26	EGP	217,430	13,866,355

14.556%, 10/13/27	EGP	616,064	39,355,506

14.563%, 7/6/26	EGP	37,431	2,362,812

14.664%, 10/6/30	EGP	206,111	12,998,894

Total Egypt			$99,635,176

El Salvador — 0.4%

Republic of El Salvador, 7.75%, 1/24/23(3)	USD	5,201	$5,051,731

Total El Salvador			$5,051,731

Georgia — 0.5%

Georgia Treasury Bond:

7.00%, 5/30/24	GEL	6,558	$2,004,934

7.375%, 9/27/23	GEL	1,487	462,954

8.125%, 1/25/23	GEL	895	287,420

8.25%, 11/6/22	GEL	1,305	416,992

9.125%, 5/30/25	GEL	4,846	1,571,862

9.375%, 4/9/22	GEL	4,408	1,428,652

Total Georgia			$6,172,814

Indonesia — 4.3%

Indonesia Government Bond:

6.50%, 2/15/31	IDR	176,643,000	$12,414,171

7.50%, 4/15/40	IDR	505,978,000	36,678,813

8.375%, 4/15/39	IDR	8,234,000	641,355

Total Indonesia			$49,734,339

Ivory Coast — 2.9%

Ivory Coast Government International Bond:

4.875%, 1/30/32(3)	EUR	7,072	$8,496,244

5.25%, 3/22/30(3)	EUR	1,511	1,898,273

6.625%, 3/22/48(3)	EUR	15,737	19,895,187

6.875%, 10/17/40(3)	EUR	2,759	3,624,001

Total Ivory Coast			$33,913,705

Kenya — 0.2%

Republic of Kenya, 7.25%, 2/28/28(3)	USD	1,738	$1,923,445

Total Kenya			$1,923,445

Security		Principal Amount (000’s omitted)	Value

Lebanon — 0.3%

Lebanese Republic:

6.25%, 11/4/24(3)(9)	USD	894	$111,867

6.25%, 6/12/25(3)(9)	USD	143	18,065

6.40%, 5/26/23(9)	USD	880	110,022

6.65%, 4/22/24(3)(9)	USD	7,699	966,224

6.65%, 11/3/28(3)(9)	USD	8,115	1,025,322

6.75%, 11/29/27(3)(9)	USD	29	3,675

6.85%, 3/23/27(3)(9)	USD	2,707	340,763

6.85%, 5/25/29(9)	USD	3,709	463,773

7.00%, 12/3/24(9)	USD	369	45,909

7.00%, 3/20/28(3)(9)	USD	1,314	169,493

7.05%, 11/2/35(3)(9)	USD	564	71,081

7.15%, 11/20/31(3)(9)	USD	226	28,588

8.20%, 5/17/33(9)	USD	77	9,714

8.25%, 5/17/34(9)	USD	65	8,206

Total Lebanon			$3,372,702

Mexico — 0.2%

Mexican Bonos, 8.50%, 5/31/29	MXN	47,000	$2,601,889

Total Mexico			$2,601,889

Pakistan — 0.4%

Islamic Republic of Pakistan:

7.375%, 4/8/31(3)	USD	299	$301,100

8.875%, 4/8/51(3)	USD	4,076	4,213,239

Total Pakistan			$4,514,339

Peru — 0.5%

Peru Government Bond:

6.15%, 8/12/32	PEN	21,530	$5,206,935

6.95%, 8/12/31	PEN	2,308	599,659

Total Peru			$5,806,594

Romania — 6.4%

Romania Government International Bond:

2.625%, 12/2/40(3)	EUR	1,420	$1,653,177

2.75%, 4/14/41(3)	EUR	2,028	2,368,885

3.375%, 1/28/50(3)	EUR	15,591	19,436,201

3.624%, 5/26/30(3)	EUR	4,334	5,941,382

4.625%, 4/3/49(3)	EUR	30,237	44,802,711

Total Romania			$74,202,356

11	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Rwanda — 0.0%(12)

Republic of Rwanda, 6.625%, 5/2/23(3)	USD	221	$237,839

Total Rwanda			$237,839

Serbia — 3.3%

Serbia Treasury Bond, 4.50%, 8/20/32	RSD	3,489,520	$38,930,170

Total Serbia			$38,930,170

Seychelles — 0.0%(12)

Republic of Seychelles, 8.00%, 1/1/26(3)	USD	160	$161,705

Total Seychelles			$161,705

Suriname — 2.4%

Republic of Suriname:

9.25%, 10/26/26(3)	USD	42,747	$27,229,839

12.875%, 12/30/23(3)	USD	1,575	1,008,000

Total Suriname			$28,237,839

Tunisia — 0.8%

Banque Centrale de Tunisie International Bond:

5.625%, 2/17/24(3)	EUR	6,206	$6,318,651

6.75%, 10/31/23(3)	EUR	3,256	3,432,011

Total Tunisia			$9,750,662

Turkey — 0.1%

Republic of Turkey, 5.125%, 3/25/22	USD	810	$827,213

Total Turkey			$827,213

Ukraine — 7.2%

Ukraine Government International Bond:

1.258%, GDP-Linked, 5/31/40(3)(13)	USD	9,435	$11,020,033

9.79%, 5/26/27	UAH	331,024	11,043,644

9.84%, 2/15/23	UAH	26,000	937,612

9.99%, 5/22/24	UAH	498,692	17,338,477

10.00%, 8/23/23	UAH	113,536	4,046,883

12.52%, 5/13/26	UAH	131,000	4,877,543

15.84%, 2/26/25	UAH	858,594	34,712,330

Total Ukraine			$83,976,522

Uruguay — 0.4%

Uruguay Government International Bond, 8.25%, 5/21/31	UYU	181,405	$4,232,437

Total Uruguay			$4,232,437

Security		Principal Amount (000’s omitted)	Value

Uzbekistan — 0.0%(12)

Republic of Uzbekistan, 14.50%, 11/25/23(3)	UZS	2,500,000	$240,260

Total Uzbekistan			$240,260

Zambia — 0.1%

Republic of Zambia, 5.375%, 9/20/22(3)	USD	2,542	$1,637,493

Total Zambia			$1,637,493

Total Sovereign Government Bonds (identified cost $527,558,952)			$524,946,692

Sovereign Loans — 4.0%
Borrower		Principal Amount (000’s omitted)	Value

Ivory Coast — 0.1%

Ivory Coast, Term Loan, 5.20%, (6 mo. EURIBOR + 5.20%), 1/6/28(14)	EUR	1,050	$1,236,220

Total Ivory Coast			$1,236,220

Kenya — 0.2%

Government of Kenya, Term Loan, 6.616%, (6 mo. USD LIBOR + 6.45%), 6/29/25(14)	USD	2,260	$2,285,525

Total Kenya			$2,285,525

Macedonia — 0.0%(12)

Republic of Macedonia, Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), 12/16/22(14)(15)	EUR	300	$357,544

Total Macedonia			$357,544

Nigeria — 0.9%

Bank of Industry Limited, Term Loan, 6.119%, (3 mo. USD LIBOR + 6.00%), 12/14/23(14)(15)	USD	9,990	$10,085,754

Total Nigeria			$10,085,754

Tanzania — 2.8%

Government of the United Republic of Tanzania:

Term Loan, 5.364%, (6 mo. USD LIBOR + 5.20%), 6/23/22(14)	USD	207	$212,311

Term Loan, 5.456%, (6 mo. USD LIBOR + 5.20%), 5/23/23(14)	USD	800	819,193

12	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Portfolio of Investments — continued

Borrower		Principal Amount (000’s omitted)	Value

Tanzania (continued)

Government of the United Republic of Tanzania: (continued)

Term Loan, 6.446%, (6 mo. USD LIBOR + 6.30%), 4/28/31(14)	USD	31,265	$31,296,265

Total Tanzania			$32,327,769

Total Sovereign Loans (identified cost $46,101,092)			$46,292,812

Short-Term Investments — 18.0%

Sovereign Government Securities — 6.0%
Security		Principal Amount (000’s omitted)	Value

Egypt — 2.1%

Egypt Treasury Bill:

0.00%, 9/14/21	EGP	21,425	$1,349,786

0.00%, 9/21/21	EGP	205,900	12,939,240

0.00%, 9/28/21	EGP	30,275	1,897,576

0.00%, 10/12/21	EGP	59,975	3,733,338

0.00%, 10/26/21	EGP	48,950	3,024,394

0.00%, 11/30/21	EGP	30,025	1,836,494

Total Egypt			$24,780,828

Georgia — 0.2%

Georgia Treasury Bill:

0.00%, 8/12/21	GEL	960	$308,033

0.00%, 12/2/21	GEL	669	208,801

0.00%, 12/9/21	GEL	3,512	1,093,702

0.00%, 2/10/22	GEL	2,488	763,540

0.00%, 6/9/22	GEL	714	213,435

Total Georgia			$2,587,511

Uganda — 2.1%

Uganda Treasury Bill:

0.00%, 2/24/22	UGX	8,888,700	$2,385,959

0.00%, 3/10/22	UGX	8,000,500	2,138,036

0.00%, 3/24/22	UGX	13,215,100	3,528,918

0.00%, 4/7/22	UGX	10,999,300	2,918,550

0.00%, 4/21/22	UGX	2,830,000	747,760

0.00%, 5/5/22	UGX	5,173,400	1,361,612

0.00%, 5/19/22	UGX	2,214,300	578,755

0.00%, 6/3/22	UGX	9,498,200	2,482,582

Security		Principal Amount (000’s omitted)	Value

Uganda (continued)

Uganda Treasury Bill: (continued)

0.00%, 6/16/22	UGX	9,466,600	$2,467,157

0.00%, 6/23/22	UGX	2,225,300	577,559

0.00%, 7/7/22	UGX	13,454,200	3,465,318

0.00%, 7/21/22	UGX	4,664,600	1,196,284

Total Uganda			$23,848,490

Uruguay — 1.6%

Uruguay Monetary Regulation Bill:

0.00%, 8/20/21	UYU	202,219	$4,619,205

0.00%, 10/1/21	UYU	47,000	1,066,980

0.00%, 10/20/21	UYU	65,300	1,477,397

0.00%, 12/3/21	UYU	232,290	5,212,852

0.00%, 1/7/22	UYU	75,500	1,682,467

0.00%, 2/11/22	UYU	106,050	2,346,941

0.00%, 2/25/22	UYU	41,032	905,498

0.00%, 4/22/22	UYU	65,000	1,418,838

Total Uruguay			$18,730,178

Total Sovereign Government Securities (identified cost $69,681,310)			$69,947,007

U.S. Treasury Obligations — 0.1%
Security		Principal Amount (000’s omitted)	Value

U.S. Treasury Bill:

0.00%, 8/26/21(16)		$215	$214,995

0.00%, 9/9/21(16)		235	234,990

Total U.S. Treasury Obligations (identified cost $449,985)			$449,985

13	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Portfolio of Investments — continued

Other — 11.9%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.08%(17)	$138,923,923	$138,923,923

Total Other (identified cost $138,923,476)		$138,923,923

Total Short-Term Investments (identified cost $209,054,771)		$209,320,915

Total Purchased Swaptions — 0.0%(12) (identified cost $457,797)		$185,632

Total Investments — 91.6% (identified cost $1,064,744,516)		$1,068,045,510

Other Assets, Less Liabilities — 8.4%		$97,658,480

Net Assets — 100.0%		$1,165,703,990

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At July 31, 2021, the aggregate value of these securities is $29,999,935 or 2.6% of the Fund’s net assets.

(2)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).

(3)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At July 31, 2021, the aggregate value of these securities is $473,652,206 or 40.6% of the Fund’s net assets.

(4)	Step coupon security. Interest rate represents the rate in effect at July 31, 2021.

(5)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(6)	Variable rate security whose coupon rate is linked to the issuer’s mining activity revenue. The coupon rate shown represents the rate in effect at July 31, 2021.

(7)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(8)	Security converts to variable rate after the indicated fixed-rate coupon period.

(9)	Issuer is in default with respect to interest payments.

(10)	Limited recourse note whose payments by the issuer are limited to amounts received by the issuer from the borrower pursuant to a loan agreement with the borrower.

(11)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(12)	Amount is less than 0.05%.

(13)

Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.

(14)	Variable rate security. The stated interest rate represents the rate in effect at July 31, 2021.

(15)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(16)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(17)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of July 31, 2021.

14	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Portfolio of Investments — continued

Purchased Interest Rate Swaptions — 0.0%(12)

Description	Counterparty	Notional Amount		Expiration Date	Value

Option to enter into interest rate swap expiring 12/15/26 to pay 3-month ZAR-JIBAR and receive 5.73%	JPMorgan Chase Bank, N.A.	ZAR	24,860,000	12/15/21	$10,278

Option to enter into interest rate swap expiring 1/7/27 to pay 3-month ZAR-JIBAR and receive 5.70%	Bank of America, N.A.	ZAR	30,530,000	1/7/22	11,743

Option to enter into interest rate swap expiring 1/10/27 to pay 3-month ZAR-JIBAR and receive 5.70%	Bank of America, N.A.	ZAR	15,260,000	1/10/22	5,864

Option to enter into interest rate swap expiring 1/12/27 to pay 3-month ZAR-JIBAR and receive 5.70%	JPMorgan Chase Bank, N.A.	ZAR	60,100,000	1/12/22	23,074

Option to enter into interest rate swap expiring 1/17/27 to pay 3-month ZAR-JIBAR and receive 5.73%	JPMorgan Chase Bank, N.A.	ZAR	16,786,000	1/17/22	6,900

Option to enter into interest rate swap expiring 1/27/27 to pay 3-month ZAR-JIBAR and receive 5.74%	Bank of America, N.A.	ZAR	27,108,000	1/27/22	11,322

Option to enter into interest rate swap expiring 2/10/27 to pay 3-month ZAR-JIBAR and receive 5.88%	Goldman Sachs International	ZAR	61,060,000	2/10/22	34,166

Option to enter into interest rate swap expiring 2/16/27 to pay 3-month ZAR-JIBAR and receive 6.18%	Bank of America, N.A.	ZAR	16,160,000	2/16/22	15,452

Option to enter into interest rate swap expiring 2/21/27 to pay 3-month ZAR-JIBAR and receive 6.47%	Bank of America, N.A.	ZAR	16,160,000	2/21/22	23,423

Option to enter into interest rate swap expiring 2/23/27 to pay 3-month ZAR-JIBAR and receive 6.54%	Bank of America, N.A.	ZAR	16,160,000	2/23/22	25,563

Option to enter into interest rate swap expiring 2/23/27 to pay 3-month ZAR-JIBAR and receive 6.47%	Goldman Sachs International	ZAR	12,390,000	2/23/22	17,847

Total					$185,632

15	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

RUB	202,712,811	USD	2,743,975	8/4/21	$27,185

RUB	212,282,410	USD	2,877,725	8/4/21	24,255

RUB	187,509,350	USD	2,539,084	8/4/21	24,239

RUB	1,005,322	USD	13,608	8/4/21	135

RUB	1,052,781	USD	14,272	8/4/21	120

RUB	929,923	USD	12,592	8/4/21	120

USD	2,659,799	RUB	193,786,229	8/4/21	10,669

USD	2,659,048	RUB	193,786,230	8/4/21	9,917

USD	2,944,429	RUB	214,932,112	8/4/21	6,226

USD	13,191	RUB	961,052	8/4/21	53

USD	13,187	RUB	961,052	8/4/21	49

USD	14,602	RUB	1,065,922	8/4/21	31

RUB	195,803,152	USD	2,673,847	8/9/21	1,550

RUB	971,055	USD	13,261	8/9/21	8

RUB	1,175,487	USD	16,088	8/9/21	(27)

RUB	1,124,379	USD	15,402	8/9/21	(38)

RUB	519,334	USD	7,135	8/9/21	(39)

RUB	766,622	USD	10,534	8/9/21	(59)

RUB	237,024,868	USD	3,244,072	8/9/21	(5,433)

RUB	226,719,439	USD	3,105,561	8/9/21	(7,732)

RUB	104,718,265	USD	1,438,653	8/9/21	(7,813)

RUB	154,581,436	USD	2,124,057	8/9/21	(11,901)

PEN	8,587,342	USD	2,206,409	8/20/21	(92,137)

PEN	8,781,614	USD	2,261,845	8/20/21	(99,743)

USD	698,193	PEN	2,820,000	8/20/21	3,886

USD	279,703	PEN	1,130,000	8/20/21	1,488

RUB	194,638,788	USD	2,655,919	9/8/21	(6,115)

PEN	2,346,700	USD	605,194	9/10/21	(27,427)

USD	8,043,534	PEN	31,120,435	9/10/21	381,562

USD	245,123	PEN	948,381	9/10/21	11,628

COP	16,108,323,084	USD	4,455,746	9/13/21	(311,080)

COP	16,108,323,085	USD	4,470,759	9/13/21	(326,093)

COP	16,108,323,085	USD	4,476,499	9/13/21	(331,833)

COP	19,451,340,746	USD	5,390,303	9/13/21	(385,481)

USD	6,671,169	COP	25,056,910,947	9/13/21	224,035

USD	6,472,771	COP	24,411,085,173	9/13/21	191,808

USD	4,843,469	COP	18,308,313,880	9/13/21	132,747

USD	567,149	COP	2,130,212,177	9/13/21	19,046

USD	550,282	COP	2,075,307,327	9/13/21	16,307

USD	411,767	COP	1,556,480,496	9/13/21	11,285

EUR	11,398,758	USD	13,443,490	9/15/21	89,682

RUB	80,000,000	USD	1,057,875	9/15/21	29,396

RUB	194,638,788	USD	2,648,154	9/15/21	(2,839)

RUB	194,638,789	USD	2,651,939	9/15/21	(6,624)

16	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

RUB	233,363,635	USD	3,186,313	9/15/21	$(14,692)

RUB	247,851,781	USD	3,396,896	9/15/21	(28,369)

RUB	528,048,219	USD	7,236,412	9/15/21	(59,765)

USD	100,905,697	EUR	82,757,907	9/15/21	2,651,399

USD	59,109,107	EUR	48,478,392	9/15/21	1,553,151

USD	35,015,220	EUR	28,717,768	9/15/21	920,060

USD	16,728,495	EUR	13,719,892	9/15/21	439,558

USD	10,918,398	EUR	8,954,735	9/15/21	286,892

USD	10,499,327	EUR	8,611,034	9/15/21	275,880

USD	5,305,208	EUR	4,351,072	9/15/21	139,400

USD	5,108,490	EUR	4,189,733	9/15/21	134,231

USD	1,229,121	EUR	1,008,064	9/15/21	32,296

USD	444,308	EUR	364,400	9/15/21	11,675

USD	217,297	EUR	184,000	9/15/21	(1,157)

USD	786,191	EUR	665,722	9/15/21	(4,187)

USD	1,698,518	EUR	1,438,252	9/15/21	(9,046)

USD	2,365,977	EUR	2,003,435	9/15/21	(12,601)

USD	2,582,975	EUR	2,187,183	9/15/21	(13,757)

USD	2,612,633	EUR	2,212,296	9/15/21	(13,915)

USD	3,992,440	EUR	3,380,674	9/15/21	(21,263)

RUB	886,372	USD	12,112	9/16/21	(68)

RUB	886,371	USD	12,114	9/16/21	(70)

RUB	118,966,758	USD	1,625,602	9/16/21	(9,129)

RUB	118,966,757	USD	1,625,900	9/16/21	(9,426)

RUB	1,740,000	USD	23,600	9/24/21	(4)

RUB	1,650,000	USD	22,420	9/24/21	(44)

RUB	1,650,000	USD	22,427	9/24/21	(51)

RUB	81,800,000	USD	1,114,773	9/24/21	(5,454)

USD	1,743,572	RUB	128,148,343	9/24/21	5,706

IDR	433,307,120,451	USD	29,631,890	9/30/21	185,394

IDR	42,000,000,000	USD	2,868,578	9/30/21	21,580

RUB	102,500,000	USD	1,362,680	9/30/21	25,348

RUB	105,226,000	USD	1,407,990	9/30/21	16,953

RUB	726,571	USD	9,919	9/30/21	(80)

RUB	738,808	USD	10,086	9/30/21	(81)

RUB	738,809	USD	10,096	9/30/21	(92)

RUB	49,669,612	USD	678,050	9/30/21	(5,437)

RUB	50,506,215	USD	689,500	9/30/21	(5,558)

RUB	50,506,215	USD	690,201	9/30/21	(6,259)

USD	1,646,985	IDR	24,085,511,674	9/30/21	(10,418)

USD	7,704,717	IDR	112,666,080,344	9/30/21	(48,205)

USD	20,700,760	IDR	302,707,216,980	9/30/21	(129,516)

RUB	73,342,738	USD	970,713	10/8/21	20,850

RUB	65,431,717	USD	865,663	10/8/21	18,947

17	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

RUB	546,446	USD	7,232	10/8/21	$155

RUB	487,505	USD	6,450	10/8/21	141

PEN	5,631,044	USD	1,445,451	10/12/21	(58,829)

MXN	53,065,856	USD	2,631,060	10/29/21	2,872

USD	1,452,262	MXN	29,290,667	10/29/21	(1,585)

RUB	1,065,922	USD	14,368	11/8/21	(33)

RUB	961,052	USD	12,974	11/8/21	(49)

RUB	961,052	USD	12,978	11/8/21	(53)

RUB	214,932,112	USD	2,897,218	11/8/21	(6,627)

RUB	193,786,230	USD	2,616,152	11/8/21	(9,949)

RUB	193,786,229	USD	2,616,889	11/8/21	(10,685)

					$5,841,047

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	1,977,525	HUF	708,236,537	Standard Chartered Bank	8/2/21	$3,838	$—

EUR	2,244,373	HUF	804,815,977	Standard Chartered Bank	8/2/21	1,017	—

EUR	1,242,577	RSD	146,127,084	Citibank, N.A.	8/2/21	—	(2,299)

HUF	756,526,269	EUR	2,073,359	BNP Paribas	8/2/21	42,163	—

HUF	756,526,245	EUR	2,073,409	BNP Paribas	8/2/21	42,105	—

USD	34,880	UAH	992,000	BNP Paribas	8/4/21	—	(2,092)

EUR	3,569,217	USD	4,215,178	Australia and New Zealand Banking Group Limited	8/6/21	19,049	—

EUR	953,172	USD	1,127,757	Bank of America, N.A.	8/6/21	3,008	—

EUR	4,775,083	USD	5,645,654	Standard Chartered Bank	8/6/21	19,113	—

EUR	2,363,926	USD	2,789,045	Standard Chartered Bank	8/6/21	15,323	—

EUR	671,821	USD	793,410	Standard Chartered Bank	8/6/21	3,583	—

EUR	192,610	USD	226,809	Standard Chartered Bank	8/6/21	1,687	—

EUR	1,592,740	USD	1,888,718	Standard Chartered Bank	8/6/21	779	—

EUR	139,238	USD	164,436	Standard Chartered Bank	8/6/21	744	—

EUR	1,050,000	USD	1,245,831	Standard Chartered Bank	8/6/21	—	(197)

EUR	1,480,726	USD	1,757,985	Standard Chartered Bank	8/6/21	—	(1,373)

EUR	9,554,546	USD	11,357,326	Standard Chartered Bank	8/6/21	—	(22,596)

EUR	2,535,649	USD	2,992,522	UBS AG	8/6/21	15,564	—

EUR	805,582	USD	949,185	UBS AG	8/6/21	6,491	—

USD	2,541,626	EUR	2,141,099	Bank of America, N.A.	8/6/21	1,602	—

USD	1,374,340	EUR	1,157,761	Bank of America, N.A.	8/6/21	866	—

USD	612,693	EUR	516,140	Bank of America, N.A.	8/6/21	386	—

USD	504,058	EUR	424,625	Bank of America, N.A.	8/6/21	318	—

USD	1,953,347	EUR	1,654,661	Bank of America, N.A.	8/6/21	—	(9,607)

USD	4,548,454	EUR	3,844,652	Goldman Sachs International	8/6/21	—	(12,526)

USD	1,234,142	EUR	1,042,125	UBS AG	8/6/21	—	(2,150)

18	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

MYR	7,584,580	USD	1,823,786	Barclays Bank PLC	8/9/21	$—	$(32,713)

USD	741,123	UAH	20,455,000	Standard Chartered Bank	8/9/21	—	(20,001)

USD	13,324	CNH	86,851	Goldman Sachs International	8/10/21	—	(103)

USD	9,963,969	CNH	64,950,000	Goldman Sachs International	8/10/21	—	(77,372)

MYR	5,500,000	USD	1,322,656	Barclays Bank PLC	8/11/21	—	(24,667)

MYR	3,500,000	USD	848,074	Goldman Sachs International	8/11/21	—	(22,081)

USD	4,537,460	UAH	129,000,000	BNP Paribas	8/11/21	—	(259,888)

USD	572,647	UZS	6,110,141,000	ICBC Standard Bank plc	8/11/21	—	(1)

UZS	6,110,141,000	USD	567,014	ICBC Standard Bank plc	8/11/21	5,634	—

USD	1,307,664	UAH	36,000,000	Citibank, N.A.	8/12/21	—	(30,814)

THB	58,502,134	USD	1,791,906	Standard Chartered Bank	8/16/21	—	(12,109)

THB	73,443,643	USD	2,249,560	Standard Chartered Bank	8/16/21	—	(15,202)

CNH	47,950,000	USD	7,401,777	Citibank, N.A.	8/18/21	6,653	—

CNH	196,185	USD	30,284	Citibank, N.A.	8/18/21	27	—

HUF	1,030,581,825	EUR	2,890,330	Citibank, N.A.	8/18/21	—	(22,651)

HUF	1,561,882,725	EUR	4,378,684	Citibank, N.A.	8/18/21	—	(32,297)

HUF	1,759,958,791	EUR	4,934,126	Citibank, N.A.	8/18/21	—	(36,562)

HUF	1,797,576,659	EUR	5,039,199	Goldman Sachs International	8/18/21	—	(36,880)

HUF	520,000,000	EUR	1,484,948	Goldman Sachs International	8/18/21	—	(42,964)

HUF	507,000,000	EUR	1,438,444	Standard Chartered Bank	8/18/21	—	(30,759)

EUR	17,001,983	RSD	2,006,744,000	JPMorgan Chase Bank, N.A.	8/23/21	—	(66,826)

RSD	566,412,708	EUR	4,813,978	Citibank, N.A.	8/23/21	953	—

RSD	146,127,084	EUR	1,241,717	Citibank, N.A.	8/23/21	515	—

RSD	1,339,924,000	EUR	11,390,037	Citibank, N.A.	8/23/21	—	(42)

RSD	112,264,140	EUR	953,978	JPMorgan Chase Bank, N.A.	8/23/21	381	—

HUF	1,168,131,849	EUR	3,311,456	Goldman Sachs International	8/24/21	—	(68,509)

HUF	1,168,131,848	EUR	3,312,358	Goldman Sachs International	8/24/21	—	(69,580)

HUF	1,400,439,296	EUR	3,971,095	Goldman Sachs International	8/24/21	—	(83,424)

EUR	3,639,355	RSD	429,080,000	Citibank, N.A.	8/30/21	—	(8,606)

HUF	1,000,000,000	EUR	2,807,326	Goldman Sachs International	8/30/21	—	(26,757)

HUF	1,022,120,000	EUR	2,908,319	Standard Chartered Bank	8/30/21	—	(73,513)

MYR	2,313,126	USD	557,407	Barclays Bank PLC	9/1/21	—	(12,122)

MYR	4,600,000	USD	1,103,779	Barclays Bank PLC	9/1/21	—	(19,398)

MYR	46,850,000	USD	11,289,701	Barclays Bank PLC	9/1/21	—	(245,512)

MYR	2,700,000	USD	654,704	Credit Agricole Corporate and Investment Bank	9/1/21	—	(18,219)

MYR	4,800,000	USD	1,141,906	Goldman Sachs International	9/1/21	—	(10,377)

MYR	9,300,000	USD	2,228,826	Goldman Sachs International	9/8/21	—	(37,056)

USD	718,976	MYR	3,000,000	Goldman Sachs International	9/8/21	11,953	—

GEL	2,475,078	USD	766,183	ICBC Standard Bank plc	9/9/21	22,548	—

USD	851,424	UAH	23,610,000	BNP Paribas	9/9/21	—	(20,588)

USD	851,532	UAH	23,630,000	BNP Paribas	9/9/21	—	(21,220)

USD	790,932	UAH	21,980,000	Goldman Sachs International	9/9/21	—	(20,878)

PLN	2,800,000	EUR	626,102	Bank of America, N.A.	9/10/21	—	(16,370)

PLN	21,533,276	EUR	4,811,092	Citibank, N.A.	9/10/21	—	(121,241)

PLN	23,540,012	EUR	5,261,428	Citibank, N.A.	9/10/21	—	(134,888)

19	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

PLN	14,907,653	EUR	3,333,563	Goldman Sachs International	9/10/21	$—	$(87,268)

PLN	16,564,059	EUR	3,705,627	Goldman Sachs International	9/10/21	—	(98,944)

UYU	43,675,858	USD	990,135	HSBC Bank USA, N.A.	9/10/21	4,580	—

UYU	123,547,000	USD	2,794,233	HSBC Bank USA, N.A.	9/17/21	16,796	—

PLN	4,500,000	EUR	988,120	Bank of America, N.A.	9/20/21	—	(5,006)

PLN	2,456,000	EUR	543,616	Goldman Sachs International	9/20/21	—	(7,864)

PLN	4,733,000	EUR	1,030,921	UBS AG	9/20/21	4,663	—

EUR	17,776,751	RSD	2,097,390,000	HSBC Bank USA, N.A.	9/23/21	—	(42,219)

EUR	10,000,000	RSD	1,180,300,000	JPMorgan Chase Bank, N.A.	9/27/21	—	(26,883)

EGP	4,250,000	USD	264,493	Citibank, N.A.	9/28/21	2,550	—

EGP	3,840,000	USD	239,402	Citibank, N.A.	9/28/21	1,880	—

EGP	5,100,000	USD	317,955	HSBC Bank USA, N.A.	9/28/21	2,496	—

EUR	2,289,653	RSD	270,179,068	Citibank, N.A.	9/28/21	—	(5,382)

USD	5,128,987	UAH	144,740,000	BNP Paribas	9/29/21	—	(191,113)

USD	3,837,275	UAH	108,710,000	HSBC Bank USA, N.A.	9/29/21	—	(158,497)

HUF	1,752,197,773	EUR	4,973,680	Goldman Sachs International	9/30/21	—	(119,322)

HUF	1,635,390,000	EUR	4,655,819	Standard Chartered Bank	9/30/21	—	(127,641)

USD	1,065,544	UAH	29,750,000	BNP Paribas	9/30/21	—	(27,691)

MYR	18,351,000	USD	4,398,083	Credit Agricole Corporate and Investment Bank	10/4/21	—	(76,641)

MYR	18,064,420	USD	4,329,919	Credit Agricole Corporate and Investment Bank	10/6/21	—	(76,231)

KES	99,960,000	USD	844,471	Standard Chartered Bank	10/12/21	62,459	—

KES	66,640,000	USD	562,980	Standard Chartered Bank	10/12/21	41,640	—

UYU	17,477,690	USD	391,219	HSBC Bank USA, N.A.	10/13/21	4,966	—

CNH	17,000,000	USD	2,605,524	BNP Paribas	10/15/21	8,362	—

USD	4,032,849	THB	131,945,777	Standard Chartered Bank	10/18/21	19,808	—

GEL	4,521,400	USD	1,305,254	Goldman Sachs International	10/21/21	120,887	—

MXN	4,784,222	USD	234,344	Goldman Sachs International	10/22/21	3,362	—

MXN	3,950,230	USD	193,128	Standard Chartered Bank	10/22/21	3,140	—

MXN	3,950,230	USD	194,111	Standard Chartered Bank	10/22/21	2,158	—

MXN	3,950,230	USD	194,138	Standard Chartered Bank	10/22/21	2,130	—

USD	1,103,399	MXN	22,526,326	Goldman Sachs International	10/22/21	—	(15,830)

HUF	281,862,251	EUR	780,966	Citibank, N.A.	10/25/21	2,423	—

HUF	281,862,251	EUR	780,415	Goldman Sachs International	10/25/21	3,077	—

HUF	281,862,250	EUR	784,211	Goldman Sachs International	10/25/21	—	(1,433)

HUF	281,862,251	EUR	784,487	Goldman Sachs International	10/25/21	—	(1,761)

HUF	281,862,250	EUR	784,744	Goldman Sachs International	10/25/21	—	(2,066)

HUF	885,000,000	EUR	2,451,468	HSBC Bank USA, N.A.	10/25/21	8,360	—

HUF	266,636,233	EUR	743,689	Standard Chartered Bank	10/25/21	—	(3,542)

EGP	90,020,000	USD	5,489,024	Goldman Sachs International	10/28/21	124,140	—

HUF	1,022,110,000	EUR	2,821,543	Standard Chartered Bank	10/29/21	20,570	—

HUF	804,815,977	EUR	2,236,612	Standard Chartered Bank	10/29/21	—	(1,521)

HUF	708,236,537	EUR	1,970,612	Standard Chartered Bank	10/29/21	—	(4,187)

EGP	89,980,000	USD	5,489,933	Goldman Sachs International	11/8/21	103,488	—

UZS	6,280,813,000	USD	567,014	ICBC Standard Bank plc	11/12/21	6,332	—

EGP	14,350,000	USD	872,606	Citibank, N.A.	12/1/21	13,237	—

20	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EGP	14,320,000	USD	869,671	Goldman Sachs International	12/2/21	$14,054	$—

KES	23,000,000	USD	185,484	Citibank, N.A.	12/3/21	20,413	—

GEL	2,489,900	USD	759,857	ICBC Standard Bank plc	1/11/22	10,360	—

UYU	17,821,501	USD	392,942	HSBC Bank USA, N.A.	1/11/22	4,073	—

KES	30,679,000	USD	259,771	Standard Chartered Bank	2/8/22	12,516	—

KES	33,620,000	USD	288,089	ICBC Standard Bank plc	2/23/22	9,432	—

KES	16,826,000	USD	144,058	ICBC Standard Bank plc	2/23/22	4,844	—

KES	30,470,000	USD	259,761	Standard Chartered Bank	3/2/22	9,518	—

KES	30,400,000	USD	259,718	Standard Chartered Bank	3/4/22	8,838	—

KES	30,780,000	USD	263,685	Standard Chartered Bank	3/8/22	8,017	—

KES	21,400,000	USD	183,062	Standard Chartered Bank	4/1/22	4,967	—

KES	15,900,000	USD	140,484	Standard Chartered Bank	5/11/22	—	(1,912)

KES	25,292,000	USD	222,347	ICBC Standard Bank plc	5/18/22	—	(2,303)

KES	45,200,000	USD	396,144	Standard Chartered Bank	5/20/22	—	(3,092)

KES	45,925,000	USD	401,267	Standard Chartered Bank	6/6/22	—	(3,582)

KES	22,740,000	USD	198,950	Goldman Sachs International	6/8/22	—	(2,132)

KES	45,890,000	USD	401,312	Standard Chartered Bank	6/8/22	—	(4,126)

KES	38,000,000	USD	330,435	Bank of America, N.A.	6/10/22	—	(1,701)

						$916,836	$(2,924,920)

Non-deliverable Bond Forward Contracts*

Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Unrealized Appreciation (Depreciation)

8/11/21	COP	26,892,100	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	$6,934,528	$(73,818)

8/12/21	COP	23,377,700	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	6,028,288	(81,786)

8/12/21	COP	15,290,600	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	3,942,909	(49,042)

8/13/21	COP	12,190,600	Republic of Colombia, 6.25%, 11/26/25	Bank of America, N.A.	3,143,528	(13,684)

8/16/21	COP	31,658,040	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	8,141,080	22,417

8/16/21	COP	31,658,040	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	8,163,497	(15,209)

8/16/21	COP	12,243,600	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	3,157,194	(16,667)

8/17/21	COP	31,796,130	Republic of Colombia, 6.00%, 4/28/28	Bank of America, N.A.	8,199,105	(64,429)

8/17/21	COP	31,000,000	Republic of Colombia, 6.00%, 4/28/28	Bank of America, N.A.	7,993,811	(67,220)

8/20/21	COP	5,699,144	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	1,469,609	(3,947)

21	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Portfolio of Investments — continued

Non-deliverable Bond Forward Contracts* (continued)

Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Unrealized Appreciation (Depreciation)

8/23/21	COP	16,814,600	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	$4,335,895	$(35,060)

8/26/21	COP	13,830,700	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	3,566,452	(7,062)

8/30/21	COP	18,666,600	Republic of Colombia, 6.25%, 11/26/25	Bank of America, N.A.	4,813,461	44,698

8/31/21	COP	22,400,000	Republic of Colombia, 6.25%, 11/26/25	Bank of America, N.A.	5,776,173	61,008

9/3/21	COP	31,658,050	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	8,163,499	65,479

9/3/21	COP	14,933,400	Republic of Colombia, 6.25%, 11/26/25	Bank of America, N.A.	3,850,799	38,627

9/14/21	COP	11,164,100	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	2,878,829	18,494

9/15/21	COP	31,658,050	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	8,163,499	121,473

						$(55,728)

*	Represents a short-term forward contract to purchase the reference entity denominated in a non-deliverable foreign currency.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Depreciation

Interest Rate Futures

Euro-Bobl	(19)	Short	9/8/21	$(3,050,844)	$(28,306)

Euro-Bund	(187)	Short	9/8/21	(39,168,285)	(1,072,157)

Euro-Buxl	(319)	Short	9/8/21	(81,374,057)	(5,622,067)

U.S. 5-Year Treasury Note	(774)	Short	9/30/21	(96,320,672)	(488,834)

U.S. 10-Year Treasury Note	(435)	Short	9/21/21	(58,487,109)	(1,033,970)

U.S. Long Treasury Bond	(26)	Short	9/21/21	(4,282,688)	(218,102)

U.S. Ultra-Long Treasury Bond	(165)	Short	9/21/21	(32,922,656)	(2,224,617)

					$(10,688,053)

22	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

BRL	28,283	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.42% (pays upon termination)	1/3/22	$28,521	$—	$28,521

BRL	129,518	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.08% (pays upon termination)	1/3/22	(224,551)	—	(224,551)

BRL	145,544	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.06% (pays upon termination)	1/3/22	(259,706)	—	(259,706)

BRL	157,820	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	2.84% (pays upon termination)	1/3/22	(341,461)	—	(341,461)

BRL	195,517	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.40% (pays upon termination)	1/3/22	274,091	—	274,091

BRL	224,207	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.44% (pays upon termination)	1/3/22	213,839	—	213,839

BRL	10,400	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	4.07% (pays upon termination)	1/2/23	(69,369)	—	(69,369)

BRL	28,677	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	4.70% (pays upon termination)	1/2/23	(78,063)	—	(78,063)

BRL	39,152	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	5.15% (pays upon termination)	1/2/23	149,998	—	149,998

COP	2,551,300	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.21% (pays quarterly)	11/26/25	12,260	—	12,260

COP	2,616,700	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.02% (pays quarterly)	11/26/25	17,945	—	17,945

COP	3,238,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.73% (pays quarterly)	11/26/25	(2,801)	—	(2,801)

COP	3,266,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.76% (pays quarterly)	11/26/25	31,398	—	31,398

COP	3,266,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.89% (pays quarterly)	11/26/25	26,811	—	26,811

COP	3,964,700	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.20% (pays quarterly)	11/26/25	19,266	—	19,266

COP	5,699,144	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.62% (pays quarterly)	11/26/25	2,150	—	2,150

COP	5,766,800	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.25% (pays quarterly)	11/26/25	24,909	—	24,909

COP	6,149,300	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.05% (pays quarterly)	11/26/25	39,673	—	39,673

COP	6,533,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.00% (pays quarterly)	11/26/25	45,860	—	45,860

COP	6,533,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.07% (pays quarterly)	11/26/25	40,921	—	40,921

COP	6,533,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.20% (pays quarterly)	11/26/25	31,748	—	31,748

COP	6,533,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.28% (pays quarterly)	11/26/25	26,102	—	26,102

COP	6,541,800	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.55% (pays quarterly)	11/26/25	7,414	—	7,414

23	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

COP	7,036,300	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.16% (pays quarterly)	11/26/25	$37,233	$—	$37,233

COP	8,375,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.11% (pays quarterly)	11/26/25	49,292	—	49,292

COP	11,139,200	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.53% (pays quarterly)	11/26/25	14,549	—	14,549

COP	11,657,400	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.50% (pays quarterly)	11/26/25	19,506	—	19,506

COP	12,298,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.12% (pays quarterly)	11/26/25	70,194	—	70,194

COP	13,613,700	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.78% (pays quarterly)	11/26/25	(19,127)	—	(19,127)

COP	14,687,300	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.34% (pays quarterly)	11/26/25	48,561	—	48,561

COP	15,958,800	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.14% (pays quarterly)	11/26/25	88,755	—	88,755

COP	16,332,800	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.16% (pays quarterly)	11/26/25	86,425	—	86,425

COP	32,427,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.38% (pays quarterly)	3/30/26	158,166	—	158,166

COP	65,491,400	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.38% (pays quarterly)	3/30/26	320,918	—	320,918

COP	19,292,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.48% (pays quarterly)	3/31/26	71,876	—	71,876

COP	20,652,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.56% (pays quarterly)	4/6/26	61,474	—	61,474

COP	9,785,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.15% (pays quarterly)	4/19/26	78,305	—	78,305

COP	4,129,200	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.83% (pays quarterly)	3/26/28	25,848	—	25,848

COP	5,780,900	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.82% (pays quarterly)	3/26/28	37,071	—	37,071

COP	6,462,800	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.82% (pays quarterly)	3/26/28	40,950	—	40,950

EUR	400	Receives	6-month EURIBOR (pays semi-annually)	1.00% (pays annually)	3/21/23	(14,389)	5,498	(8,891)

EUR	6,500	Receives	6-month EURIBOR (pays semi-annually)	0.47% (pays annually)	5/4/23	(4,808)	(29)	(4,837)

EUR	1,700	Receives	6-month EURIBOR (pays semi-annually)	0.48% (pays annually)	5/6/23	(629)	13	(616)

EUR	1,650	Receives	6-month EURIBOR (pays semi-annually)	0.47% (pays annually)	5/14/23	(1,113)	—	(1,113)

EUR	3,150	Receives	6-month EURIBOR (pays semi-annually)	0.46% (pays annually)	5/25/23	(2,640)	12	(2,628)

EUR	1,190	Receives	6-month EURIBOR (pays semi-annually)	(0.25)% (pays annually)	4/17/25	(10,487)	—	(10,487)

24	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

EUR	955	Receives	6-month EURIBOR (pays semi-annually)	(0.30)% (pays annually)	6/16/25	$(5,432)	$(1)	$(5,433)

EUR	57	Receives	6-month EURIBOR (pays semi-annually)	0.38% (pays annually)	2/13/50	(2,365)	9	(2,356)

EUR	164	Receives	6-month EURIBOR (pays semi-annually)	0.38% (pays annually)	2/13/50	(7,103)	—	(7,103)

EUR	1,193	Receives	6-month EURIBOR (pays semi-annually)	0.37% (pays annually)	2/17/50	(45,932)	—	(45,932)

EUR	70	Receives	6-month EURIBOR (pays semi-annually)	0.32% (pays annually)	2/21/50	(1,484)	—	(1,484)

EUR	612	Receives	6-month EURIBOR (pays semi-annually)	0.12% (pays annually)	6/8/50	29,139	(1)	29,138

MXN	19,740	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.38% (pays monthly)	4/13/22	1,536	—	1,536

MXN	40,800	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.35% (pays monthly)	4/13/22	2,703	—	2,703

MXN	19,740	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.25% (pays monthly)	4/14/22	544	—	544

MXN	61,687	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.29% (pays monthly)	4/14/22	2,733	—	2,733

MXN	12,863	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.16% (pays monthly)	4/15/22	(118)	—	(118)

MXN	19,740	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.20% (pays monthly)	4/15/22	124	—	124

MXN	19,740	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.14% (pays monthly)	4/18/22	(451)	—	(451)

MXN	132,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.23% (pays monthly)	1/6/23	(135,444)	—	(135,444)

MXN	22,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.69% (pays monthly)	8/30/23	(26,503)	—	(26,503)

MXN	67,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.64% (pays monthly)	9/22/23	(87,908)	—	(87,908)

MXN	100,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.63% (pays monthly)	10/13/23	(137,773)	—	(137,773)

MXN	90,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.59% (pays monthly)	11/29/23	(137,805)	—	(137,805)

MXN	113,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.41% (pays monthly)	12/21/23	(203,626)	—	(203,626)

MXN	64,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	8.45% (pays monthly)	1/3/24	185,129	—	185,129

MXN	63,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	8.38% (pays monthly)	1/18/24	183,367	(4)	183,363

MXN	68,044	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	6.79% (pays monthly)	3/7/24	(63,505)	—	(63,505)

MXN	244,837	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	6.76% (pays monthly)	3/7/24	(219,438)	—	(219,438)

25	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

MXN	66,900	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	7.35% (pays monthly)	3/14/24	$(114,526)	$—	$(114,526)

MXN	30,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.75% (pays monthly)	4/1/24	64,660	447	65,107

MXN	46,163	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.63% (pays monthly)	5/23/24	96,200	—	96,200

MXN	48,837	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.64% (pays monthly)	5/23/24	102,262	—	102,262

MXN	21,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.80% (pays monthly)	9/10/24	20,476	—	20,476

MXN	40,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.65% (pays monthly)	11/15/24	28,912	1,176	30,088

MXN	40,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.58% (pays monthly)	1/1/25	25,134	—	25,134

MXN	85,900	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.63% (pays monthly)	1/9/25	(215,538)	—	(215,538)

MXN	85,800	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.61% (pays monthly)	1/10/25	(217,016)	—	(217,016)

MXN	68,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.56% (pays monthly)	1/20/25	(179,588)	—	(179,588)

MXN	161,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.55% (pays monthly)	1/23/25	(428,406)	—	(428,406)

MXN	45,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.67% (pays monthly)	2/5/25	(112,653)	—	(112,653)

MXN	150,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.60% (pays monthly)	2/5/25	(393,289)	—	(393,289)

MXN	95,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.72% (pays monthly)	2/13/25	(232,221)	—	(232,221)

MXN	112,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.00% (pays monthly)	2/25/25	(224,455)	—	(224,455)

MXN	77,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.22% (pays monthly)	3/4/25	(127,734)	—	(127,734)

MXN	56,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.44% (pays monthly)	3/14/25	(72,071)	—	(72,071)

MXN	31,400	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.88% (pays monthly)	7/16/25	(79,179)	—	(79,179)

MXN	26,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.69% (pays monthly)	12/23/25	(84,277)	—	(84,277)

MXN	127,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.07% (pays monthly)	4/28/26	(81,208)	—	(81,208)

MXN	166,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.69% (pays monthly)	6/19/26	113,357	—	113,357

MXN	57,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.56% (pays monthly)	7/10/26	23,536	—	23,536

MXN	31,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.06% (pays monthly)	7/30/29	36,982	—	36,982

26	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

MXN	29,700	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	7.75% (pays monthly)	3/7/30	$(103,069)	$—	$(103,069)

USD	530	Receives	3-month USD-LIBOR (pays quarterly)	1.46% (pays semi-annually)	8/22/22	(10,560)	—	(10,560)

USD	385	Receives	3-month USD-LIBOR (pays quarterly)	1.42% (pays semi-annually)	10/9/22	(7,434)	—	(7,434)

USD	715	Receives	3-month USD-LIBOR (pays quarterly)	1.39% (pays semi-annually)	10/10/22	(13,527)	—	(13,527)

USD	420	Receives	3-month USD-LIBOR (pays quarterly)	2.69% (pays semi-annually)	2/6/23	(21,090)	—	(21,090)

USD	645	Receives	3-month USD-LIBOR (pays quarterly)	2.64% (pays semi-annually)	2/12/23	(31,863)	—	(31,863)

USD	1,340	Receives	3-month USD-LIBOR (pays quarterly)	0.32% (pays semi-annually)	6/11/23	(2,219)	—	(2,219)

USD	430	Receives	3-month USD-LIBOR (pays quarterly)	3.12% (pays semi-annually)	10/27/23	(30,557)	—	(30,557)

USD	615	Receives	3-month USD-LIBOR (pays quarterly)	3.01% (pays semi-annually)	11/23/23	(41,323)	—	(41,323)

USD	390	Receives	3-month USD-LIBOR (pays quarterly)	2.71% (pays semi-annually)	12/24/23	(23,211)	—	(23,211)

USD	350	Receives	3-month USD-LIBOR (pays quarterly)	1.43% (pays semi-annually)	8/14/24	(12,385)	—	(12,385)

USD	2,440	Receives	3-month USD-LIBOR (pays quarterly)	1.60% (pays semi-annually)	1/23/25	(89,258)	—	(89,258)

USD	195	Receives	3-month USD-LIBOR (pays quarterly)	1.46% (pays semi-annually)	1/30/25	(6,168)	—	(6,168)

USD	650	Receives	3-month USD-LIBOR (pays quarterly)	1.41% (pays semi-annually)	2/3/25	(23,633)	—	(23,633)

USD	200	Receives	3-month USD-LIBOR (pays quarterly)	0.83% (pays semi-annually)	3/5/25	(2,459)	—	(2,459)

USD	600	Receives	3-month USD-LIBOR (pays quarterly)	0.35% (pays semi-annually)	5/15/25	5,693	—	5,693

USD	1,700	Receives	3-month USD-LIBOR (pays quarterly)	0.36% (pays semi-annually)	6/15/25	16,536	—	16,536

USD	1,444	Receives	3-month USD-LIBOR (pays quarterly)	0.39% (pays semi-annually)	6/19/25	12,624	—	12,624

USD	1,020	Receives	3-month USD-LIBOR (pays quarterly)	0.32% (pays semi-annually)	7/14/25	12,566	—	12,566

USD	300	Receives	3-month USD-LIBOR (pays quarterly)	0.33% (pays semi-annually)	7/15/25	3,563	—	3,563

USD	1,247	Receives	3-month USD-LIBOR (pays quarterly)	1.74% (pays semi-annually)	12/16/26	(62,517)	—	(62,517)

USD	770	Pays	3-month USD-LIBOR (pays quarterly)	1.43% (pays semi-annually)	10/8/29	21,773	17,941	39,714

USD	770	Receives	3-month USD-LIBOR (pays quarterly)	1.82% (pays semi-annually)	11/14/29	(45,120)	—	(45,120)

27	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	22,300	Receives	3-month USD-LIBOR (pays quarterly)	1.27% (pays semi-annually)	2/16/31	$(223,646)	$—	$(223,646)

USD	530	Receives	3-month USD-LIBOR (pays quarterly)	1.25% (pays semi-annually)	3/5/50	47,844	—	47,844

USD	240	Receives	3-month USD-LIBOR (pays quarterly)	0.94% (pays semi-annually)	5/21/50	40,392	—	40,392

ZAR	36,590	Pays	3-month ZAR JIBAR (pays quarterly)	5.47% (pays quarterly)	2/24/26	(2,298)	115	(2,183)

ZAR	51,710	Pays	3-month ZAR JIBAR (pays quarterly)	5.41% (pays quarterly)	2/24/26	(12,309)	158	(12,151)

ZAR	51,870	Pays	3-month ZAR JIBAR (pays quarterly)	5.45% (pays quarterly)	2/24/26	(6,275)	162	(6,113)

ZAR	51,900	Pays	3-month ZAR JIBAR (pays quarterly)	5.51% (pays quarterly)	2/24/26	2,779	167	2,946

ZAR	51,900	Pays	3-month ZAR JIBAR (pays quarterly)	5.41% (pays quarterly)	2/24/26	(12,348)	158	(12,190)

ZAR	68,900	Pays	3-month ZAR JIBAR (pays quarterly)	5.52% (pays quarterly)	2/24/26	5,693	223	5,916

ZAR	91,545	Pays	3-month ZAR JIBAR (pays quarterly)	5.82% (pays quarterly)	3/11/26	76,903	338	77,241

ZAR	103,650	Pays	3-month ZAR JIBAR (pays quarterly)	5.88% (pays quarterly)	3/11/26	105,073	393	105,466

ZAR	103,650	Pays	3-month ZAR JIBAR (pays quarterly)	5.82% (pays quarterly)	3/11/26	87,072	383	87,455

ZAR	41,843	Pays	3-month ZAR JIBAR (pays quarterly)	5.85% (pays quarterly)	5/28/26	33,112	174	33,286

ZAR	95,000	Pays	3-month ZAR JIBAR (pays quarterly)	5.85% (pays quarterly)	6/24/26	56,704	389	57,093

ZAR	79,900	Pays	3-month ZAR JIBAR (pays quarterly)	6.02% (pays quarterly)	7/15/26	76,747	346	77,093

Total						$(1,725,564)	$28,067	$(1,697,497)

Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Bank of America, N.A.	MXN	2,844	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.63% (pays monthly)	3/19/24	$2,236

Bank of America, N.A.	MYR	67,300	Pays	3-month MYR KLIBOR (pays quarterly)	2.50% (pays quarterly)	7/19/26	(3,465)

BNP Paribas	MYR	61,100	Pays	3-month MYR KLIBOR (pays quarterly)	2.52% (pays quarterly)	7/16/26	5,663

BNP Paribas	MYR	61,200	Pays	3-month MYR KLIBOR (pays quarterly)	2.52% (pays quarterly)	7/16/26	5,669

28	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Portfolio of Investments — continued

Interest Rate Swaps (continued)

Counterparty	Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Citibank, N.A.	MYR	23,552	Pays	3-month MYR KLIBOR (pays quarterly)	2.46% (pays quarterly)	7/27/26	$(14,184)

Goldman Sachs International	MYR	48,400	Pays	3-month MYR KLIBOR (pays quarterly)	2.52% (pays quarterly)	7/16/26	7,246

Goldman Sachs International	MYR	14,800	Pays	3-month MYR KLIBOR (pays quarterly)	2.50% (pays quarterly)	7/19/26	(2,280)

Standard Chartered Bank	MYR	109,000	Pays	3-month MYR KLIBOR (pays quarterly)	2.53% (pays quarterly)	7/16/26	28,741

Standard Chartered Bank	MYR	48,200	Pays	3-month MYR KLIBOR (pays quarterly)	2.49% (pays quarterly)	7/19/26	(10,175)

							$19,451

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Turkey	$470	1.00% (pays quarterly)(1)	12/20/21	2.18%	$(1,657)	$7,146	$5,489

Total	$470				$(1,657)	$7,146	$5,489

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Bahamas	Deutsche Bank AG	$600	1.00% (pays quarterly)(1)	6/20/22	3.80%	$(14,143)	$9,544	$(4,599)

Total		$600				$(14,143)	$9,544	$(4,599)

*

If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At July 31, 2021, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $1,070,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

29	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Portfolio of Investments — continued

Abbreviations:

EURIBOR	–	Euro Interbank Offered Rate

GDP	–	Gross Domestic Product

JIBAR	–	Johannesburg Interbank Average Rate

KLIBOR	–	Kuala Lumpur Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

BAM	–	Bosnia-Herzegovina Convertible Mark

BRL	–	Brazilian Real

CNH	–	Yuan Renminbi Offshore

COP	–	Colombian Peso

EGP	–	Egyptian Pound

EUR	–	Euro

GEL	–	Georgian Lari

HUF	–	Hungarian Forint

IDR	–	Indonesian Rupiah

KES	–	Kenyan Shilling

MXN	–	Mexican Peso

MYR	–	Malaysian Ringgit

PEN	–	Peruvian Sol

PLN	–	Polish Zloty

RSD	–	Serbian Dinar

RUB	–	Russian Ruble

THB	–	Thai Baht

UAH	–	Ukrainian Hryvnia

UGX	–	Ugandan Shilling

USD	–	United States Dollar

UYU	–	Uruguayan Peso

UZS	–	Uzbekistani Som

ZAR	–	South African Rand

30	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Statement of Assets and Liabilities

Assets	July 31, 2021

Unaffiliated investments, at value (identified cost, $925,821,040)	$929,121,587

Affiliated investment, at value (identified cost, $138,923,476)	138,923,923

Cash	1,546,300

Deposits for derivatives collateral —

Financial futures contracts	5,746,512

Centrally cleared derivatives	30,263,083

OTC derivatives	5,420,052

Foreign currency, at value (identified cost, $13,680,594)	13,664,838

Interest receivable	18,441,046

Dividends receivable from affiliated investment	5,602

Receivable for investments sold	26,523,546

Receivable for Fund shares sold	2,673,060

Receivable for variation margin on open centrally cleared derivatives	924,797

Receivable for open forward foreign currency exchange contracts	916,836

Receivable for open swap contracts	49,555

Receivable for closed swap contracts	14,312

Receivable for open non-deliverable bond forward contracts	372,196

Total assets	$1,174,607,245

Liabilities

Cash collateral due to broker	$210,000

Payable for Fund shares redeemed	3,016,473

Payable for variation margin on open financial futures contracts	609,693

Payable for open forward foreign currency exchange contracts	2,924,920

Payable for open swap contracts	34,703

Payable for closed swap contracts	174,234

Upfront receipts on open non-centrally cleared swap contracts	9,544

Payable for open non-deliverable bond forward contracts	427,924

Payable to affiliate:

Investment adviser and administration fee	611,793

Distribution and service fees	11,605

Accrued foreign capital gains taxes	134,460

Accrued expenses	737,906

Total liabilities	$8,903,255

Net Assets	$1,165,703,990

Sources of Net Assets

Common shares, $0.001 par value, 1,000,000,000 shares authorized (see Note 7), 131,482,032 shares issued and outstanding	$131,482

Additional paid-in capital	1,176,596,664

Accumulated loss	(11,024,156)

Total	$1,165,703,990

31	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Statement of Assets and Liabilities — continued

Class A Shares	July 31, 2021

Net Assets	$55,837,807

Shares Outstanding	6,311,343

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares outstanding)	$8.85

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$9.29

Class I Shares

Net Assets	$828,507,237

Shares Outstanding	93,359,641

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares outstanding)	$8.87

Class R6 Shares

Net Assets	$281,358,946

Shares Outstanding	31,811,048

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares outstanding)	$8.84

On sales of $50,000 or more, the offering price of Class A shares is reduced.

32	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Statement of Operations

Investment Income	Year Ended July 31, 2021

Interest (net of foreign taxes, $1,443,947)	$51,897,651

Dividends from affiliated investment	71,911

Total investment income	$51,969,562

Expenses

Investment adviser and administration fee	$4,645,769

Distribution and service fees

Class A	89,657

Directors’ fees and expenses	41,201

Custodian fee	615,237

Transfer and dividend disbursing agent fees	356,622

Legal and accounting services	124,538

Printing and postage	147,347

Registration fees	187,033

Miscellaneous	67,009

Total expenses	$6,274,413

Net investment income	$45,695,149

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $1,951)	$8,314,723

Investment transactions — affiliated investment	1,642

Financial futures contracts	12,826,777

Swap contracts	(3,971,473)

Foreign currency transactions	(382,305)

Forward foreign currency exchange contracts	(5,369,354)

Non-deliverable bond forward contracts	(6,182,006)

Net realized gain	$5,238,004

Change in unrealized appreciation (depreciation) —

Investments (including net increase in accrued foreign capital gains taxes of $116,884)	$(2,228,856)

Investments — affiliated investment	447

Financial futures contracts	(10,219,330)

Swap contracts	731,260

Foreign currency	(77,719)

Forward foreign currency exchange contracts	7,121,430

Non-deliverable bond forward contracts	(55,728)

Net change in unrealized appreciation (depreciation)	$(4,728,496)

Net realized and unrealized gain	$509,508

Net increase in net assets from operations	$46,204,657

33	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Statements of Changes in Net Assets

	Year Ended July 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$45,695,149	$17,944,897

Net realized gain (loss)	5,238,004	(8,175,842)

Net change in unrealized appreciation (depreciation)	(4,728,496)	(4,780,166)

Net increase in net assets from operations	$46,204,657	$4,988,889

Distributions to shareholders —

Class A	$(2,223,535)	$(995,413)

Class I	(32,320,260)	(12,913,935)

Class R6	(11,842,783)	(6,114,323)

Total distributions to shareholders	$(46,386,578)	$(20,023,671)

Tax return of capital to shareholders —

Class A	$(471,892)	$(185,822)

Class I	(7,343,618)	(2,506,275)

Class R6	(2,453,385)	(1,015,530)

Total tax return of capital to shareholders	$(10,268,895)	$(3,707,627)

Transactions in common shares —

Proceeds from sale of shares

Class A	$44,754,058	$17,853,561

Class I	772,306,283	248,818,604

Class R6	157,213,888	55,763,328

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	2,686,260	1,172,935

Class I	38,893,103	15,409,111

Class R6	14,296,168	7,129,853

Cost of shares redeemed

Class A	(9,987,883)	(8,779,009)

Class I	(191,468,970)	(127,850,859)

Class R6	(7,763,266)	(22,264,248)

Net increase in net assets from Fund share transactions	$820,929,641	$187,253,276

Net increase in net assets	$810,478,825	$168,510,867

Net Assets

At beginning of year	$355,225,165	$186,714,298

At end of year	$1,165,703,990	$355,225,165

34	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Financial Highlights

	Class A
	Year Ended July 31,
	2021	2020		2019		2018		2017

Net asset value — Beginning of year	$8.660	$9.030		$9.010		$9.460		$9.400

Income (Loss) From Operations

Net investment income(1)	$0.542	$0.563		$0.611		$0.675		$0.608

Net realized and unrealized gain (loss)	0.299	(0.198)		0.053		(0.399)		0.214

Total income from operations	$0.841	$0.365		$0.664		$0.276		$0.822

Less Distributions

From net investment income	$(0.545)	$(0.635)		$(0.356)		$(0.646)		$(0.762)

From net realized gain	(0.011)	—		—		—		—

Tax return of capital	(0.095)	(0.100)		(0.288)		(0.080)		—

Total distributions	$(0.651)	$(0.735)		$(0.644)		$(0.726)		$(0.762)

Net asset value — End of year	$8.850	$8.660		$9.030		$9.010		$9.460

Total Return(2)	9.90%	4.19	%(3)	8.03	%(3)	2.82	%(3)	9.18	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$55,838	$18,761		$9,724		$4,840		$330

Ratios (as a percentage of average daily net assets):

Expenses	1.11%	1.15	%(3)	1.15	%(3)	1.15	%(3)	1.16	%(3)(4)

Net investment income	6.03%	6.42%		7.01%		7.19%		6.46%

Portfolio Turnover	87%	110%		85%		80%		70%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.13%, 0.18%, 0.29% and 0.34% of average daily net assets for the years ended July 31, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes interest expense of 0.01% for the year ended July 31, 2017.

35	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Financial Highlights — continued

	Class I
	Year Ended July 31,
	2021	2020		2019		2018		2017

Net asset value — Beginning of year	$8.690	$9.060		$9.030		$9.490		$9.420

Income (Loss) From Operations

Net investment income(1)	$0.565	$0.578		$0.648		$0.705		$0.649

Net realized and unrealized gain (loss)	0.291	(0.188)		0.051		(0.413)		0.204

Total income from operations	$0.856	$0.390		$0.699		$0.292		$0.853

Less Distributions

From net investment income	$(0.567)	$(0.656)		$(0.370)		$(0.669)		$(0.783)

From net realized gain	(0.011)	—		—		—		—

Tax return of capital	(0.098)	(0.104)		(0.299)		(0.083)		—

Total distributions	$(0.676)	$(0.760)		$(0.669)		$(0.752)		$(0.783)

Net asset value — End of year	$8.870	$8.690		$9.060		$9.030		$9.490

Total Return(2)	10.05%	4.47	%(3)	8.42	%(3)	2.98	%(3)	9.51	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$828,507	$217,227		$96,765		$38,756		$1,060

Ratios (as a percentage of average daily net assets):

Expenses	0.86%	0.90	%(3)	0.90	%(3)	0.90	%(3)	0.91	%(3)(4)

Net investment income	6.27%	6.60%		7.38%		7.48%		6.90%

Portfolio Turnover	87%	110%		85%		80%		70%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.13%, 0.18%, 0.29% and 0.34% of average daily net assets for the years ended July 31, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes interest expense of 0.01% for the year ended July 31, 2017.

36	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Financial Highlights — continued

	Class R6
	Year Ended July 31,
	2021	2020		2019		2018		2017

Net asset value — Beginning of year	$8.660	$9.030		$9.000		$9.460		$9.390

Income (Loss) From Operations

Net investment income(1)	$0.569	$0.593		$0.634		$0.725		$0.625

Net realized and unrealized gain (loss)	0.289	(0.201)		0.067		(0.431)		0.230

Total income from operations	$0.858	$0.392		$0.701		$0.294		$0.855

Less Distributions

From net investment income	$(0.568)	$(0.658)		$(0.371)		$(0.670)		$(0.785)

From net realized gain	(0.011)	—		—		—		—

Tax return of capital	(0.099)	(0.104)		(0.300)		(0.084)		—

Total distributions	$(0.678)	$(0.762)		$(0.671)		$(0.754)		$(0.785)

Net asset value — End of year	$8.840	$8.660		$9.030		$9.000		$9.460

Total Return(2)	10.23%	4.63	%(3)	8.36	%(3)	3.02	%(3)	9.57	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$281,359	$119,237		$80,225		$74,277		$70,985

Ratios (as a percentage of average daily net assets):

Expenses	0.81%	0.85	%(3)	0.85	%(3)	0.85	%(3)	0.86	%(3)(4)

Net investment income	6.34%	6.76%		7.27%		7.64%		6.65%

Portfolio Turnover	87%	110%		85%		80%		70%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.13%, 0.18%, 0.29% and 0.34% of average daily net assets for the years ended July 31, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes interest expense of 0.01% for the year ended July 31, 2017.

37	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Emerging Markets Debt Opportunities Fund (the Fund) is a non-diversified series of Eaton Vance Series Fund, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

38

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Notes to Financial Statements — continued

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of July 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — The Corporation’s Articles of Incorporation provide that no Director or officer of the Corporation shall be liable, to the fullest extent permitted by Maryland law and the 1940 Act, to the Corporation or to its shareholders for money damages. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Fund and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The Fund may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance

39

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Notes to Financial Statements — continued

with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

L  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

M  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 8 and 11. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

N  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

O  Swaptions — A purchased swaption contract grants the Fund, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Fund purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Fund the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Fund writes a swaption, the premium received by the Fund is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Fund’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

40

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended July 31, 2021 and July 31, 2020 was as follows:

	Year Ended July 31,
	2021	2020

Ordinary income	$45,009,221	$20,023,671

Long-term capital gains	$1,377,357	$—

Tax return of capital	$10,268,895	$3,707,627

During the year ended July 31, 2021, accumulated loss was decreased by $1,440,912 and paid-in capital was decreased by $1,440,912 due to differences between book and tax accounting, primarily for treatment of foreign tax credits. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of July 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Late year ordinary loss	$(12,676,363)

Net unrealized appreciation	1,652,207

Accumulated loss	$(11,024,156)

At July 31, 2021, the Fund had a late year ordinary loss of $12,676,363 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at July 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,066,139,323

Gross unrealized appreciation	$23,440,700

Gross unrealized depreciation	(21,562,198)

Net unrealized appreciation	$1,878,502

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory and administrative agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory and administrative

41

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Notes to Financial Statements — continued

agreement with EVM in effect prior to March 1, 2021), the fee is computed at an annual rate as a percentage of average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $500 million	0.650%

$500 million but less than $1.0 billion	0.625

$1.0 billion but less than $2.5 billion	0.600

$2.5 billion but less than $5.0 billion	0.580

$5.0 billion and over	0.565

For the year ended July 31, 2021, the investment adviser and administration fee amounted to $4,645,769 or 0.64% of the Fund’s average daily net assets. The Fund may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.15%, 0.90% and 0.85% of the Fund’s average daily net assets for Class A, Class I and Class R6, respectively. This agreement may be changed or terminated after November 30, 2021. Pursuant to this agreement, no operating expenses were allocated to EVM for the year ended July 31, 2021.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended July 31, 2021, EVM earned $2,258 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $15,901 as its portion of the sales charge on sales of Class A shares for the year ended July 31, 2021. EVD also received distribution and service fees from Class A shares (see Note 4).

Directors and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Directors of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Directors Deferred Compensation Plan. For the year ended July 31, 2021, no significant amounts have been deferred. Certain officers and Directors of the Fund are officers of EVM.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended July 31, 2021 amounted to $89,657 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended July 31, 2021, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including principal repayments on loans aggregated $1,032,965,944 and $482,343,510, respectively, for the year ended July 31, 2021.

42

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Notes to Financial Statements — continued

7  Common Shares

The Corporation’s Articles of Incorporation permit the Directors to issue one billion full and fractional common shares of the Fund ($0.001 par value per share). The Corporation’s authorized shares are subdivided into 300 million shares for each of Class A, Class I and Class R6 and 100 million shares for Class C, which has not commenced operations. Transactions in Fund shares were as follows:

	Year Ended July 31,
Class A	2021	2020

Sales	4,956,311	1,993,071

Issued to shareholders electing to receive payments of distributions in Fund shares	300,460	134,781

Redemptions	(1,111,690)	(1,038,588)

Net increase	4,145,081	1,089,264

	Year Ended July 31,
Class I	2021	2020

Sales	85,193,381	27,985,799

Issued to shareholders electing to receive payments of distributions in Fund shares	4,332,993	1,771,550

Redemptions	(21,171,881)	(15,435,425)

Net increase	68,354,493	14,321,924

	Year Ended July 31,
Class R6	2021	2020

Sales	17,306,609	6,608,206

Issued to shareholders electing to receive payments of distributions in Fund shares	1,600,046	818,926

Redemptions	(868,171)	(2,541,934)

Net increase	18,038,484	4,885,198

At July 31, 2021, Eaton Vance Short Duration Strategic Income Fund and donor advised funds (established and maintained by a public charity) managed by EVM owned in the aggregate 10.1% of the value of the outstanding shares of the Fund.

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, non-deliverable bond forward contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at July 31, 2021 is included in the Portfolio of Investments. At July 31, 2021, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Fund is subject to the following risks:

Credit Risk:  The Fund enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase or sale of securities.

Foreign Exchange Risk:  The Fund engages in forward foreign currency exchange contracts and currency options to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Fund utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and swaptions and total return swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

43

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Notes to Financial Statements — continued

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At July 31, 2021, the fair value of derivatives with credit-related contingent features in a net liability position was $3,397,091. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $5,559,042 at July 31, 2021.

The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at July 31, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 11) at July 31, 2021.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at July 31, 2021 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$—	$—	$185,632	$185,632

Accumulated loss*	—	7,959,915	3,723,897	11,683,812

Receivable for open forward foreign currency exchange contracts	—	916,836	—	916,836

Receivable for open swap contracts	—	—	49,555	49,555

Receivable for open non-deliverable bond forward contracts	—	—	372,196	372,196

Total Asset Derivatives	$—	$8,876,751	$4,331,280	$13,208,031

Derivatives not subject to master netting or similar agreements	$—	$7,959,915	$3,723,897	$11,683,812

Total Asset Derivatives subject to master netting or similar agreements	$—	$916,836	$607,383	$1,524,219

44

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Notes to Financial Statements — continued

Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total

Accumulated loss*	$(1,657)	$(2,118,868)	$(16,137,514)	$(18,258,039)

Payable for open forward foreign currency exchange contracts	—	(2,924,920)	—	(2,924,920)

Payable for open swap contracts; Upfront receipts on open non-centrally cleared swap contracts	(14,143)	—	(30,104)	(44,247)

Payable for open non-deliverable bond forward contracts	—	—	(427,924)	(427,924)

Total Liability Derivatives	$(15,800)	$(5,043,788)	$(16,595,542)	$(21,655,130)

Derivatives not subject to master netting or similar agreements	$(1,657)	$(2,118,868)	$(16,137,514)	$(18,258,039)

Total Liability Derivatives subject to master netting or similar agreements	$(14,143)	$(2,924,920)	$(458,028)	$(3,397,091)

*

Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts and centrally cleared derivatives, as applicable.

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of July 31, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Australia and New Zealand Banking Group Limited	$19,049	$—	$—	$—	$19,049	$—

Bank of America, N.A.	455,485	(196,691)	—	(210,000)	48,794	210,000

BNP Paribas	103,962	(103,962)	—	—	—	—

Citibank, N.A.	48,651	(48,651)	—	—	—	—

Goldman Sachs International	458,714	(458,714)	—	—	—	—

HSBC Bank USA, N.A.	41,271	(41,271)	—	—	—	—

ICBC Standard Bank plc	59,150	(2,304)	—	—	56,846	—

JPMorgan Chase Bank, N.A.	40,633	(40,633)	—	—	—	—

Standard Chartered Bank	270,586	(270,586)	—	—	—	—

UBS AG	26,718	(2,150)	—	—	24,568	—

	$1,524,219	$(1,164,962)	$—	$(210,000)	$149,257	$210,000

45

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Bank of America, N.A.	$(196,691)	$196,691	$—	$—	$—	$—

Barclays Bank PLC	(334,412)	—	—	330,000	(4,412)	330,000

BNP Paribas	(522,592)	103,962	—	418,630	—	460,000

Citibank, N.A.	(408,966)	48,651	325,990	34,325	—	2,905,066

Credit Agricole Corporate and Investment Bank	(171,091)	—	—	110,000	(61,091)	110,000

Deutsche Bank AG	(14,143)	—	—	—	(14,143)	—

Goldman Sachs International	(1,114,789)	458,714	—	599,986	(56,089)	599,986

HSBC Bank USA, N.A.	(200,716)	41,271	—	110,000	(49,445)	110,000

ICBC Standard Bank plc	(2,304)	2,304	—	—	—	—

JPMorgan Chase Bank, N.A.	(93,709)	40,633	23,000	30,076	—	35,000

Standard Chartered Bank	(335,528)	270,586	—	64,942	—	660,000

UBS AG	(2,150)	2,150	—	—	—	—

	$(3,397,091)	$1,164,962	$348,990	$1,697,959	$(185,180)	$5,210,052

Total — Deposits for derivatives collateral — OTC derivatives						$5,420,052

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended July 31, 2021 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total

Net realized gain (loss) —

Investment transactions	$—	$(204,599)	$—	$(204,599)

Financial futures contracts	—	—	12,826,777	12,826,777

Swap contracts	1,441,498	76,229	(5,489,200)	(3,971,473)

Forward foreign currency exchange contracts	—	(5,369,354)	—	(5,369,354)

Non-deliverable bond forward contracts	—	—	(6,182,006)	(6,182,006)

Total	$1,441,498	$(5,497,724)	$1,155,571	$(2,900,655)

Change in unrealized appreciation (depreciation) —

Investments	$—	$—	$(272,165)	$(272,165)

Financial futures contracts	—	—	(10,219,330)	(10,219,330)

Swap contracts	(61,798)	—	793,058	731,260

Forward foreign currency exchange contracts	—	7,121,430	—	7,121,430

Non-deliverable bond forward contracts	—	—	(55,728)	(55,728)

Total	$(61,798)	$7,121,430	$(9,754,165)	$(2,694,533)

46

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Notes to Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended July 31, 2021, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Non-deliverable Bond Forward Contracts	Purchased Swaptions	Swap Contracts

$181,770,000	$628,559,000	$46,545,000	$10,455,000	$494,049,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average principal amount of purchased currency options contracts outstanding during the year ended July 31, 2021, which is indicative of the volume of this derivative type, was approximately $13,417,000.

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended July 31, 2021.

10  Investments in Affiliated Funds

At July 31, 2021, the value of the Fund’s investment in affiliated funds was $138,923,923, which represents 11.9% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended July 31, 2021 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$14,484,473	$691,856,138	$(567,418,777)	$1,642	$447	$138,923,923	$71,911	138,923,923

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

47

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Notes to Financial Statements — continued

At July 31, 2021, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Convertible Bonds	$—	$17,817,548	$—	$17,817,548

Foreign Corporate Bonds	—	242,181,777	885,983	243,067,760

Loan Participation Notes	—	—	18,605,918	18,605,918

Senior Floating-Rate Loans	—	7,808,233	—	7,808,233

Sovereign Government Bonds	—	524,946,692	—	524,946,692

Sovereign Loans	—	46,292,812	—	46,292,812

Short-Term Investments —

Sovereign Government Securities	—	69,947,007	—	69,947,007

U.S. Treasury Obligations	—	449,985	—	449,985

Other	—	138,923,923	—	138,923,923

Purchased Interest Rate Swaptions	—	185,632	—	185,632

Total Investments	$—	$1,048,553,609	$19,491,901	$1,068,045,510

Forward Foreign Currency Exchange Contracts	$—	$8,876,751	$—	$8,876,751

Non-deliverable Bond Forward Contracts	—	372,196	—	372,196

Swap Contracts	—	3,773,452	—	3,773,452

Total	$—	$1,061,576,008	$19,491,901	$1,081,067,909

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(5,043,788)	$—	$(5,043,788)

Non-deliverable Bond Forward Contracts	—	(427,924)	—	(427,924)

Futures Contracts	(10,688,053)	—	—	(10,688,053)

Swap Contracts	—	(5,495,365)	—	(5,495,365)

Total	$(10,688,053)	$(10,967,077)	$—	$(21,655,130)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Foreign Corporate Bonds	Investments in Loan Participation Notes	Total

Balance as of July 31, 2020	$830,536	$7,995,648	$8,826,184

Realized gains (losses)	—	—	—

Change in net unrealized appreciation (depreciation)	142,947	(573,893)	(430,946)

Cost of purchases	—	11,303,397	11,303,397

Proceeds from sales, including return of capital	(87,500)	—	(87,500)

Accrued discount (premium)	—	(119,234)	(119,234)

Transfers to Level 3	—	—	—

Transfers from Level 3	—	—	—

Balance as of July 31, 2021	$885,983	$18,605,918	$19,491,901

Change in net unrealized appreciation (depreciation) on investments still held as of July 31, 2021	$113,584	$(573,893)	$(460,309)

48

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Notes to Financial Statements — continued

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of July 31, 2021:

Type of Investment	Fair Value as of July 31, 2021	Valuation Technique	Unobservable Inputs	Input	Impact to Valuation from an Increase to Input*

Foreign Corporate Bonds	$885,983	Matrix Pricing	Credit spread to U.S. Treasury	22.31%	Decrease

Loan Participation Notes	18,605,918	Matrix Pricing	Adjusted Credit Spread to the Central Bank of Uzbekistan Quoted Policy Rate	2.86%	Decrease

*

Represents the directional change in the fair value of the Level 3 investments that would result in an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

12  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.

Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.

LIBOR Transition Risk

Certain instruments held by the Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR is expected to be defined in advance of the anticipated discontinuation, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate or rates. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

49

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Report of Independent Registered Public Accounting Firm

To the Directors of Eaton Vance Series Fund, Inc. and Shareholders of Eaton Vance Emerging Markets Debt Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Debt Opportunities Fund (the “Fund”) (one of the funds constituting Eaton Vance Series Fund, Inc.), including the portfolio of investments, as of July 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 17, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

50

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends, the foreign tax credit and capital gains dividends.

163(j) Interest Dividends.  For the fiscal year ended July 31, 2021, the Fund designates 100% of distributions from net investment income as a 163(j) interest dividend.

Foreign Tax Credit.  For the fiscal year ended July 31, 2021, the Fund paid foreign taxes of $1,445,898 and recognized foreign source income of $56,990,965.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2021, $1,377,357 or, if subsequently determined to be different, the net capital gain of such year.

51

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Joint Special Meeting of Shareholders (Unaudited)

Eaton Vance Emerging Markets Debt Opportunities Fund (the “Fund”) held a Joint Special Meeting of Shareholders with certain other Eaton Vance funds on February 18, 2021 in order to approve a new investment advisory and administrative agreement with Eaton Vance Management to serve as the Fund’s investment adviser and administrator (the “Proposal”). The shareholder meeting results are as follows:

Number of Shares(1)
For	Against	Abstain(2)	Broker Non-Votes(2)

31,036,882.114	334,004.420	951,652.971	0

(1)	Fractional shares were voted proportionately.

(2)

Abstentions and broker non-votes (i.e., shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on the Proposal.

52

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 8, 2021, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

53

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Management and Organization

Fund Management.  The Directors of Eaton Vance Series Fund, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 139 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 138 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Director and officer serves until his or her successor is elected.

Name and Year of Birth	Corporation Position(s)	Director Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Director

Thomas E. Faust Jr. 1958	Director	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 138 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (2012-2021) (investment management firm (2012-2021).

Noninterested Directors

Mark R. Fetting 1954	Director	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Director	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Director	2021 (Chairperson) and 2014 (Director)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Director	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

54

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Director Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Directors (continued)

William H. Park 1947	Director	2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Director	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Director	2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Director	2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial

Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Director	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Director	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Corporation Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Directors

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

55

Eaton Vance

Emerging Markets Debt Opportunities Fund

July 31, 2021

Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Directors (continued)

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Director/Trustee for a fund in the Eaton Vance family of funds. Each Director/Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

56

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

57

Eaton Vance Funds

Privacy Notice — continued	April 2021

Page 2

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

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Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7012    7.31.21

Item 2.	Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman, William H. Park and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor.

Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm). Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4.	Principal Accountant Fees and Services

Eaton Vance Emerging Markets Debt Opportunities Fund (the “Fund”) is the only series of Eaton Vance Series Fund, Inc. (the “Corporation”), a Maryland corporation. The Corporation is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.

(a)-(d)

The following table presents the aggregate fees billed to the Fund for the Fund’s fiscal years ended July 31, 2020 and July 31, 2021 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such period.

Eaton Vance Emerging Markets Debt Opportunities Fund

Fiscal Years Ended	7/31/20	7/31/21
Audit Fees	$102,025	$94,750
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$19,391	$17,741
All Other Fees(3)	$0	$0

Total	$121,416	$112,491

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed by D&T for the Fund’s fiscal years ended July 31, 2019 and July 31, 2021; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the Series.

Fiscal Years Ended	7/31/20	7/31/21
Registrant	$19,391	$17,741
Eaton Vance(1)	$51,800	$150,300

(1)	The investment adviser to the Fund, as well as any of its affiliates that provide ongoing services to the Fund, are subsidiaries of Morgan Stanley.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Series Fund, Inc.

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	September 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	September 22, 2021

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	September 22, 2021